Exhibit 1

Media Release

17 October 2008

Westpac provides its template for the 2008 Full Year Profit Announcement including details of adjustments to cash earnings in 2008

2008 Full Year Profit Announcement Template

Westpac has today released the template for its 2008 Full Year Profit Announcement detailing how its results will be presented.

This release provides:

•                  Details of additional cash earnings adjustments that will be made in the second half 2008 (Appendix 1);

•                  A summary of some changes to the presentation of Westpac’s results and changes to prior period comparatives to reflect changed circumstances (Appendix 1); and

•                  A Profit Announcement template (the ‘Template’) in Appendix 2, detailing the structure of how information in the 2008 full year result will be presented, including the changes outlined above.

The new Template for Westpac’s 2008 full year results will be available on the Westpac website at www.westpac.com.au/investorcentre.

Westpac is scheduled to announce its full year results on Thursday, 30 October 2008.

1

One-off cash earnings adjustment in 2008

A cash earnings adjustment of $226 million (after tax) in relation to efficiency initiatives and capitalised expense reviews has been incurred in the second half of 2008.

As indicated at our half year results in May 2008, Westpac intended to utilise the proceeds from the partial sale of BT Investment Management (BTIM) and the gain on the Visa Inc. initial public offering (IPO) for investment back into the business.  These proceeds, less associated costs, totalled $393 million ($311 million after tax) and were reported as cash earnings adjustments in the first half of 2008.

In the second half of 2008, Westpac commenced a number of initiatives to improve productivity.  At the same time the Group announced a new organisational structure to enhance the focus of the Group around customers.  These changes have resulted in one-off restructuring expenses of $113 million being incurred in the second half of 2008.

This programme of work is being conducted independently of the proposed merger with St.George Bank Limited (St.George) although the changes are highly complementary.

Westpac has also undertaken a detailed review of capitalised costs. This has included analysing the carrying value of assets where the business strategy has changed, and adopting a more narrow interpretation of directly attributed costs which qualify for capitalisation.  For example, overheads incurred as part of technology developments (such as property costs) will no longer be capitalised.

As a result of these changes, a one-off cost of $210 million will be recognised for the year ended 30 September 2008.

These expenses, totalling $323 million ($226 million after tax) will be treated as a cash earnings adjustment in the Group’s full year results.

The expense savings generated by these initiatives are expected to be re-invested in the business in future years.

Proposed St.George Bank merger expenses

Expenses associated with the proposed merger with St.George Bank have also been incurred over the year.  While many of these expenses will be included in the cost of the acquisition, $13 million in costs were expensed and have also been included as a cash earnings adjustment in the second half of 2008.

Ends

For further information please contact:

David Lording	Andrew Bowden
Media Relations	Investor Relations
Ph: 61 2 8253 3510	Ph: 61 2 8253 4008
Mob: 0419 683 411	Mob: 0438 284 863

2

PRESS RELEASE	Full Year Profit Announcement 2008

APPENDIX 1

Guide to the Westpac 2008 Full Year Profit Announcement template

Sections

1. Cash earnings adjustments

In the first half of 2008, Westpac’s cash earnings were adjusted for two significant items - the gain on the partial sale of BT Investment Management Limited (BTIM) in December 2007  and the gain on the Visa Inc. IPO in March 2008.

In the second half of 2008 Westpac’s cash earnings will be adjusted for two additional significant items:

•                  One-off expenses relating to efficiency initiatives and capitalised costs; and

•                Costs relating to the proposed St.George Bank merger that have been expensed to date.

The net impact of all of the significant items excluded from cash earnings in the full year result is a profit after tax of $54 million.

1.1 One-off cash earnings adjustment

Expenses associated with efficiency initiatives and changes to capitalised costs will be treated as a cash	2.1, 3.1, 7.1, 7.2,
earnings adjustment due to the size and non-recurring nature. This cash earnings adjustment for the	8.1, 8.2, 8.3, 8.4,
second half of 2008 will impact the following line items in the income statement:	8.5, 8.6, 9

			Full Year Sept 08
	Half Year	Full Year	Cash earnings
$m	Sept 08	Sept 08	adjustment

Restructuring costs	(113)	(113)	113
Total salaries and other expenses	(113)	(113)	113

Depreciation, amortisation and impairment:
Software	(157)	(157)	157
Other equipment and occupancy	(34)	(34)	34
Total equipment and occupancy expenses	(191)	(191)	191

Purchased services:

Technology and information services	(6)	(6)	6
Other professional services	(13)	(13)	13
Total other expenses	(19)	(19)	19

Total expenses	(323)	(323)	323

Tax expense	97	97	(97)
Net profit after tax / cash earnings	(226)	(226)	226

3

PRESS RELEASE	Full Year Profit Announcement 2008

APPENDIX 1

Guide to the Westpac 2008 Full Year Profit Announcement template

Sections

1.2 St.George Bank merger expenses

On 12 May 2008, Westpac announced it was in merger negotiations with St.George Bank.and on 13 May	2.1, 3.1, 7.1, 7.2,
2008, Westpac and St.George Bank jointly announced a proposed merger.	8.1, 8.2, 8.3, 8.4,
8.5, 8.6, 9

Westpac expects to incur up to $700 million in merger expenses, should the merger proceed. These expenses include transaction expenses, restructuring expenses, and technology expenses.  Due to the significant size and non-recurring nature of this transaction, merger expenses that directly impact the profit and loss account will be treated as a cash earnings adjustment for the 2008 Full Year Profit Announcement and future reporting periods.

In the second half 2008, $31 million of the $700 million of expected merger expenses has been incurred in respect of professional advisory fees, legal fees and salary expenses in relation to the merger.  Of these expenses, $18 million will be treated as part of the cost of acquisition and will be reflected in goodwill on completion of the transaction.  The remaining $13 million has been expensed through the profit and loss account.

The $13 million of expenses incurred in the second half 2008 will be treated as a cash earnings adjustment and will impact the following line items in the income statements for the second half 2008 and full year 2008:

			Full Year Sept 08
	Half Year	Full Year	Cash earnings
$m	Sept 08	Sept 08	adjustment

Salaries and wages	(7)	(7)	7
Total salaries and other staff expenses	(7)	(7)	7

Purchased services:
Other professional services	(6)	(6)	6
Total other expenses	(6)	(6)	6

Total expenses	(13)	(13)	13

Tax expense	2	2	(2)
Net profit after tax / cash earnings	(11)	(11)	11

4

PRESS RELEASE	Full Year Profit Announcement 2008

APPENDIX 1

Guide to the Westpac 2008 Full Year Profit Announcement template

Sections

1.3 BTIM share based payments

Following the partial sale of BTIM in the first half of 2008, Westpac recognised the gain and associated	2.1, 3.1, 7.1, 7.2,
expenses from the transaction as a cash earnings adjustment in the first half 2008 results.	8.1, 8.2, 8.3, 8.4,
8.5, 8.6, 9

As indicated when the template for the 2008 Interim Profit Announcement was released in April 2008, all the share based payment amortisation arising from equity granted to BTIM employees in the year ended 30 September 2008 will be treated as a cash earnings adjustment. The second half 2008 result therefore includes a cash earnings adjustment of $15 million for share based payment amortisation.

The second half 2008 result also included a $5 million loss on the write-down of goodwill attributed to BTIM as equity granted to employees has vested and the minority interest in BTIM has increased.  This write-down of goodwill has also been treated as a cash earnings adjustment.

The following table outlines how the cash earnings adjustment will impact the following lines in the income statements for the second half 2008 and full year 2008:

				Full Year Sept 08
	Half Year	Half Year	Full Year	Cash earnings
$m	March 08	Sept 08	Sept 08	adjustment

Gain/(loss) on disposal of assets	141	(5)	136	(136)
Non-interest income (Note 5)	141	(5)	136	(136)

Other staff expenses	(25)	(15)	(40)	40
Total salaries and other expenses	(25)	(15)	(40)	40

Impairment of goodwill	(18)	—	(18)	18
Total other expenses	(18)	—	(18)	18

Total expenses (Note 6)	(43)	(15)	(58)	58

Operating profit before tax	98	(20)	78	(78)

Tax expense	8	—	8	(8)

Net profit after tax / cash earnings	106	(20)	86	(86)

Amortisation arising from the equity granted to BTIM employees as part of the BTIM IPO transaction will continue to impact the income statement over the remaining vesting period.  From October 2008 onwards, the amortisation of the equity granted will not be treated as a cash earnings adjustment as they will be small.  The amortisation on equity granted to BTIM employees will result in an estimated increase in expenses of $16 million in the year ended 30 September 2009.

5

PRESS RELEASE	Full Year Profit Announcement 2008

APPENDIX 1

Guide to the Westpac 2008 Full Year Profit Announcement template

Sections

2. Enhanced Disclosures

2.1 Product spreads

Historically, the cost of long-term wholesale funding above the inter-bank swap rate was included in the divisional interest margin for Consumer Financial Services (CFS) and Business Financial Services (BFS) but not included in the reported product spreads.  This approach was appropriate as the cost of borrowing was stable and therefore the cost of funding had a negligible impact on movements in product spreads.

4.1.1, 4.2.1

The significant increase in the cost of long-term wholesale funding over the past twelve months has resulted in an increase in the cost of funding charged to products. These movements in the cost of funds began impacting pricing decisions in October 2007.  To align reporting to internal decision making it has been decided to reflect these movements in reported product spreads. Product spreads for the comparative periods have been revised.

Divisional interest margin is included in the key metrics tables for CFS, BFS and New Zealand in section 4 to show the trend in the margins across the business units’ entire portfolio alongside the trend in product spreads.

4.1.1, 4.2.1, 4.5.1

Divisional interest margins were previously, and will continue to be, disclosed in section 5 Note 2.	5.5 Note 2

2.2 Mortgage offset product

As at 30 September 2008, Westpac will present the loan and deposit components of the mortgage offset product in CFS separately on the balance sheet as this more accurately reflects the nature of the product from the customers’ perspective. Previously, the deposit component of the mortgage offset product has been netted against the loan balance

2.2, 2.2.1, 3.2.1, 3.3.1, 3.4, 4.1, 4.1.1, 5.2, 5.3, 5.5 Notes 3, 11, 16 & 18

This change has resulted in an increase in loans and deposits of $4.0 billion at 30 September 2008.  Prior period comparative balances for loans and deposits and associated ratios have also been revised to reflect this change. (31 March 2008:  $3.4 billion; 30 September 2007: $2.8 billion).

The interest charge on the deposit component will continue to be netted against the interest income on the loan because these amounts are settled on a net basis and it is the customers’ intention to offset these amounts.  The net interest income on the grossed up components of loans and deposits is nil and therefore the grossed up components of these loans and deposits are treated as non-interest bearing.

Accordingly, the change in treatment does not impact interest bearing balances and net interest margin.

6

PRESS RELEASE	Full Year Profit Announcement 2008

APPENDIX 1

Guide to the Westpac 2008 Full Year Profit Announcement template

Sections

2.3 Basel II

Westpac received Basel II accreditation in December 2007 and from 1 January 2008  Westpac has been applying the Advanced Internal Ratings Based (AIRB) approach for credit risk and the Advanced Measurement Approach (AMA) for operational risk.  We received accreditation to use internal models for interest rate risk in the banking book from 1 July 2008.

Accreditation to use advanced Basel II models also requires disclosure of more granular information about Westpac’s risk profile.  The Group will publish full year 2008 information,  which meets the requirements of the Australian Prudential Standard 330, in November 2008.

Under Basel II, the deductions used to calculate adjusted common equity (ACE) are now more closely aligned with the deductions used to calculate Tier 1 capital.  Tier 1 capital is now the principal measure on which Westpac reports its capital position.  Therefore references to ACE are not included in the 2008 Full Year Profit Announcement.

2.2.1, 3.5, 5.5 Note 19

2.4 New Zealand business satisfaction key metrics

In the second half of 2008, Taylor Nelson Sofres changed the measurement basis for the New Zealand business satisfaction metric.  As the new business satisfaction metrics are no longer consistent with prior period measures this metric has been removed from the 2008  Full Year Profit Announcement.

2.3, 4.5.1

7

PRESS RELEASE	Full Year Profit Announcement 2008

APPENDIX 2

Key Tables for the Full Year Profit Announcement

17 October 2008

As referred to in the market release dated 17 October 2008

8

RESULTS AT A GLANCE	Appendix 2 – Year End 2008 Template Release

2.1          REPORTED RESULTS

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Net interest income		3,470			6,313
Non-interest income		2,324			3,860
Net operating income		5,794			10,173
Operating expenses		(2,452)			(4,543)
Core earnings		3,342			5,630
Impairment charges		(433)			(482)
Profit from ordinary activities before income tax		2,909			5,148
Income tax expense		(674)			(1,630)
Net profit		2,235			3,518
Net profit attributable to minority interests		(33)			(67)
Net profit attributable to equity holders of WBC		2,202			3,451
Treasury shares		(19)			29
TPS revaluations		(33)			38
Unrealised NZ Retail earnings hedges		3			(11)
Ineffective hedges		(3)			—
Gain from BTIM IPO		(106)			—
Gain from Visa IPO		(205)			—
St.George transaction and integration expenses		—			—
One-off expenses		—			—
Cash earnings		1,839			3,507

2.1.1       Cash Earnings

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Net interest income		3,466			6,313
Non-interest income		1,964			3,773
Net operating income		5,430			10,086
Operating expenses		(2,409)			(4,543)
Core earnings		3,021			5,543
Impairment charges		(433)			(482)
Operating profit before tax		2,588			5,061
Income tax expense		(716)			(1,487)
Net profit		1,872			3,574
Net profit attributable to minority interests		(33)			(67)
Cash earnings		1,839			3,507
Effective tax rate		27.7%			29.4%

RESULTS AT A GLANCE	Appendix 2 – Year End 2008 Template Release

2.1.2                     Key Financial Data - Earnings

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Shareholder value
Cash earnings per ordinary share (cents)		98.2			189.4
Earnings per ordinary share (cents)		118.0			186.9
Economic profit ($m)		1,384			2,693
Weighted average ordinary shares (millions) - Statutory		1,865			1,846
Weighted average ordinary shares (millions) - Cash earnings		1,873			1,852
Fully franked dividends per ordinary share (cents)		70			131
Dividend payout ratio - cash earnings (%)		71.3			69.2
Net tangible assets per ordinary share ($)		7.53			6.96

Productivity and efficiency
Expense to income ratio (%) - reported		42.3			44.7
Expense to income ratio (%) - cash earnings		44.4			45.0
Total banking expense to income ratio (%) - reported		40.9			43.9
Total banking expense to income ratio (%) - cash earnings		43.1			44.4
Full-time equivalent employees (FTE)		28,761			28,018

Business performance
Interest spread (%)		1.72			1.85
Interest margin (%)		2.05			2.19
Average interest earning assets ($m)		342,613			292,417

RESULTS AT A GLANCE	Appendix 2 – Year End 2008 Template Release

2.2                               SUMMARY BALANCE SHEET

				% Mov’t	% Mov’t
	30 Sept	31 March	30 Sept	Mar 08-	Sept 07-
$m	2008	2008	2007	Sept 08	Sept 08
Assets
Cash		4,109	2,243
Due from other financial institutions		30,094	28,379
Trading assets, financial assets and available-for-sale securities		27,462	24,505
Derivative financial instruments		22,859	24,308
Loans		298,100	275,377
Life insurance assets		13,407	15,456
Other assets		9,110	7,385
Total assets		405,141	377,653
Liabilities
Due to other financial institutions		13,776	9,133
Deposits		223,477	202,054
Trading liabilities and other financial liabilities		10,481	8,223
Derivative financial instruments		19,627	25,192
Debt issues		92,397	87,126
Life insurance liabilities		12,738	14,392
Loan capital		6,692	7,704
Other liabilities		6,876	5,998
Total liabilities		386,064	359,822
Equity
Equity attributable to equity holders of WBC		17,157	15,919
Minority interests		1,920	1,912
Total equity		19,077	17,831

RESULTS AT A GLANCE	Appendix 2 – Year End 2008 Template Release

2.2.1                     Key Financial Data – Balance Sheet

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Profitability and capital adequacy
Return on average ordinary equity		27.2%			23.5%
Cash earnings to average ordinary equity		22.7%			23.8%
Average ordinary equity ($m)		16,196			14,708
Average total equity ($m)		18,111			16,619
Total committed exposures ($m)		462,109			425,490
Basel II (1)
Total capital ratio		10.1%			11.3%
Tier 1 capital ratio		7.4%			8.0%
Risk weighted assets ($m)		186,963			168,480
Asset quality
Net impaired assets to equity and collectively assessed provisions		2.6%			1.4%
Total impaired assets to gross loans		0.3%			0.2%
Total impaired assets to equity and total provisions		4.6%			2.8%
Total impairment provisions to total impaired assets		44.2%			49.2%
Total stressed exposures as a % of total committed exposures		1.0%			0.9%
Impairment charges to average loans annualised		30bps			19bps
Annualised write-offs to average loans		13bps			14bps
Total provisions to gross loans		62bps			61bps
Collectively assessed provisions to performing non-housing loans		104bps			112bps
Basel II (1)
Collectively assessed provisions to risk weighted assets		83bps			84bps
Total provisions to risk weighted assets		100bps			92bps

(1) September 2007 Basel II numbers are on a pro-forma basis.

REVIEW OF GROUP OPERATIONS	Appendix 2 – Year End 2008 Template Release

3.1                               CASH EARNINGS SUMMARY

Cash Earnings

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Net interest income		3,466			6,313
Non-interest income		1,964			3,773
Net operating income		5,430			10,086
Operating expenses		(2,409)			(4,543)
Core earnings		3,021			5,543
Impairment charges		(433)			(482)
Operating profit before tax		2,588			5,061
Income tax expense		(716)			(1,487)
Net profit		1,872			3,574
Net profit attributable to minority interests		(33)			(67)
Cash earnings		1,839			3,507
Effective tax rate		27.7%			29.4%

Impact of Exchange Rate Movements

	Half Year Sept 08 vs			Full Year Sept 08 vs
	Half Year March 08			Full Year Sept 07
	Cash			Cash
	earnings	FX impact	% growth	earnings	FX impact	% growth
	% growth	$m	ex-FX	% growth	$m	ex-FX
Net interest income
Non-interest income
Net operating income
Operating expenses
Core earnings
Impairment charges
Operating profit before tax
Income tax expense
Net Profit
Net profit attributable to minority interests
Cash earnings

REVIEW OF GROUP OPERATIONS	Appendix 2 – Year End 2008 Template Release

3.2                               REVIEW OF EARNINGS

3.2.1                     Net Interest Income

Loans

	As at	As at	As at	% Mov’t	% Mov’t
	30 Sept	31 March	30 Sept	Mar 08-	Sept 07-
$m	2008	2008	2007	Sept 08	Sept 08
Business Unit
Consumer Financial Services		145,982	137,253
Housing		136,553	127,960
Personal (loans and cards)		9,429	9,293
Business Financial Services		56,542	53,067
Westpac Institutional Bank		54,173	46,848
New Zealand (NZ$)		45,090	42,714
BT Financial Group		570	489
Pacific Banking		1,304	1,168

Group
Net loans		298,100	275,377

Deposits

	As at	As at	As at	% Mov't	% Mov't
	30 Sept	31 March	30 Sept	Mar 08-	Sept 07-
$m	2008	2008	2007	Sept 08	Sept 08
Business Unit
Consumer Financial Services		64,791	59,724
Business Financial Services		46,545	46,533
Business		28,453	28,184
Working Capital		18,092	18,349
Westpac Institutional Bank		9,190	8,615
New Zealand (NZ$)		26,540	25,019
BT Financial Group		1,255	1,327
Pacific Banking		1,799	1,592

Other		76,934	62,847
Group
Total Deposits		223,477	202,054

Margins

			% Mov’t			% Mov’t
	30 Sept	31 March	Mar 08-	Full Year	Full Year	Sept 07-
$m	2008	2008	Sept 08	Sept 08	Sept 07	Sept 08
Net interest income (cash earnings basis)		3,466			6,313
Tax equivalent gross-up		38			101
Adjusted net interest income		3,504			6,414
Average interest earning assets		342,613			292,417
Interest margin (%)		2.05%			2.19%

REVIEW OF GROUP OPERATIONS	Appendix 2 – Year End 2008 Template Release

3.2.2                     Non-Interest Income

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Fees and commissions		966			1,832
Wealth management and insurance income		575			1,199
Trading income		388			660
Other income		35			82
Non-interest income (cash earnings basis)		1,964			3,773

Group FUM FUA

	As at	As at	As at	% Mov’t	% Mov’t
	30 Sept	31 March	30 Sept	Mar 08-	Sept 07-
$bn	2008	2008	2007	Sept 08	Sept 08
Funds under management (FUM)
BT Financial Group		35.3	38.7
Westpac Institutional Bank		9.3	9.4
New Zealand		1.6	1.6
Group FUM		46.2	49.7
Funds under administration (FUA) - BT Financial Group		42.4	46.2
Total FUM/FUA		88.6	95.9

Markets

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Net interest income		(8)			(10)
Non-interest income		335			594
Trading income		352			581
Other non-interest income		(17)			13
Total Markets income		327			584

REVIEW OF GROUP OPERATIONS	Appendix 2 – Year End 2008 Template Release

3.2.3                     Operating Expenses

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Salaries & other staff expenses		(1,378)			(2,557)
Equipment & occupancy expenses		(336)			(628)
Other expenses		(695)			(1,358)
Total expenses (cash earnings basis)		(2,409)			(4,543)

Full Time Equivalent Employees (FTE)

	As at	As at	Mov’t	As at	As at	Mov’t
	30 Sept	31 March	Mar 08-	30 Sept	30 Sept	Sept 07-
Analysis of movement in FTE	2008	2008	Sept 08	2008	2007	Sept 08
Permanent employees		26,955			25,903
Temporary employees		1,806			2,115
Total FTE employees		28,761			28,018

3.2.4                     Impairment Charges

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
New individually assessed provisions (IAP)		(226)			(130)
Write-backs		28			70
Recoveries		17			22
Total IAP, write-backs and recoveries		(181)			(38)
Write-offs		(175)			(302)
Other changes in collectively assessed provisions		(77)			(142)
Total new collectively assessed provisions		(252)			(444)
Total impairment charges		(433)			(482)

REVIEW OF GROUP OPERATIONS	Appendix 2 – Year End 2008 Template Release

3.3.1                     Credit Quality Key Metrics

Stressed Exposures - Exposure by Credit Grade
as a % of Total Committed Exposures	2H08	1H08	2H07	1H07
Impaired		0.21%	0.13%	0.15%
90 days past due, well secured		0.13%	0.13%	0.15%
Watchlist and substandard		0.66%	0.62%	0.53%
Total Stressed Exposures		1.00%	0.88%	0.83%

Australian Business Banking Portfolio	2H08	1H08	2H07	1H07
90 days past due (3 month moving average)		0.59%	0.62%	0.61%
5 year historic average =
10 year historic average =

Other consumer loans	2H08	1H08	2H07	1H07
90 days past due		1.08%	1.02%	1.02%
5 year historic average =
10 year historic average =

Mortgage Loans	2H08	1H08	2H07	1H07
90 days past due		0.35%	0.31%	0.29%
5 year historic average =
10 year historic average =

Other	2H08	1H08	2H07	1H07
Total impaired assets to gross loans		0.32%	0.20%	0.22%
Total impairment provisions to total impaired assets		44.2%	49.2%	49.2%
Impairment charges to average loans annualised		30bps	19bps	19bps
Annualised write-offs to average loans		13bps	16bps	11bps
Total provisions to gross loans		62bps	61bps	63bps
Collectively assessed provisions to performing non-housing loans		104bps	112bps	114bps
Basel II (1)
Collectively assessed provisions to risk weighted assets		83bps	84bps	—
Total provisions to risk weighted assets		100bps	92bps	—

(1) September 2007 Basel II numbers are a pro-forma basis.

REVIEW OF GROUP OPERATIONS	Appendix 2 – Year End 2008 Template Release

3.4                     SUMMARY BALANCE SHEET

				% Mov’t	% Mov’t
	30 Sept	31 March	30 Sept	Mar 08-	Sept 07-
$m	2008	2008	2007	Sept 08	Sept 08
Assets
Cash		4,109	2,243
Due from other financial institutions		30,094	28,379
Trading assets, financial assets and available-for-sale securities		27,462	24,505
Derivative financial instruments		22,859	24,308
Loans		298,100	275,377
Life insurance assets		13,407	15,456
Other assets		9,110	7,385
Total assets		405,141	377,653
Liabilities
Due to other financial institutions		13,776	9,133
Deposits		223,477	202,054
Trading liabilities and other financial liabilities		10,481	8,223
Derivative financial instruments		19,627	25,192
Debt issues		92,397	87,126
Life insurance liabilities		12,738	14,392
Loan capital		6,692	7,704
Other liabilities		6,876	5,998
Total liabilities		386,064	359,822
Equity
Equity attributable to equity holders of WBC		17,157	15,919
Minority interests		1,920	1,912
Total equity		19,077	17,831

BUSINESS UNIT PERFORMANCE	Appendix 2 – Year End 2008 Template Release

4.0                     BUSINESS UNIT RESULTS

			% Mov’t			% Mov’t
Cash earnings	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Consumer Financial Services		441			839
Business Financial Services		538			979
Westpac Institutional Bank		260			588
BT Financial Group (Australia)		194			442
New Zealand		210			403
Pacific Banking		45			80
Group Business Unit		151			176
Total Group cash earnings		1,839			3,507
Less Wealth Management
Australia		167			417
New Zealand		14			31
Total Wealth Management		181			448
Total banking cash earnings		1,658			3,059

			Mov’t			Mov’t
Expense to income ratio	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
%	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Consumer Financial Services		55.2%			55.8%
Business Financial Services		35.1%			35.8%
Westpac Institutional Bank		39.7%			42.9%
BT Financial Group (Australia)		55.7%			49.8%
New Zealand		45.2%			47.5%
Pacific Banking		30.8%			32.0%
Total group ratio (reported)		42.3%			44.7%
Group ratio (cash earnings basis)		44.4%			45.0%

Wealth Management
Funds Management		60.8%			59.3%
Insurance		28.8%			26.8%
Total Wealth Management ratio		54.6%			50.0%

Total banking ratio (reported)		40.9%			43.9%
Banking ratio (cash earnings basis)		43.1%			44.4%

BUSINESS UNIT PERFORMANCE	Appendix 2 – Year End 2008 Template Release

4.1                     CONSUMER FINANCIAL SERVICES

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Net interest income		1,378			2,663
Non-interest income		291			537
Net operating income		1,669			3,200
Operating expenses		(922)			(1,787)
Core earnings		747			1,413
Impairment charges		(114)			(220)
Operating profit before tax		633			1,193
Tax and minority interests		(192)			(354)
Net profit after tax/cash earnings		441			839

Economic profit		443			813
Expense to income ratio (%)		55.2%			55.8%

	$bn	$bn	$bn	$bn
Deposits		64.8		59.7
Net loans		146.0		137.3
Total assets		149.5		138.4

BUSINESS UNIT PERFORMANCE	Appendix 2 – Year End 2008 Template Release

4.1.1           CFS Key Metrics

Lending and Deposit Growth (%)	2H08	1H08	2H07	1H07
Consumer lending growth		13	13	11
Consumer deposit growth		17	13	10

Market Share (%)	2H08	1H08	2H07	1H07
Housing credit		13	13	13
Cards		19	19	19
Household deposits		14	14	14

System Multiples	2H08	1H08	2H07	1H07
Housing credit		1.3	1.1	1.0
Cards		0.8	0.4	1.4
Household deposits		0.8	0.9	0.9

Third Party Origination (%)	2H08	1H08	2H07	1H07
Consumer lending (mortgages)		38	37	39

Divisional Interest Margin (%)	2H08	1H08	2H07	1H07
Consumer Financial Services		1.86	1.94	1.96

Product Spreads (%)	2H08	1H08	2H07	1H07
Mortgages		0.72	0.86	0.89
Cards		5.13	5.59	5.17
Consumer deposits		1.91	1.80	1.79

Credit Quality (%)	2H08	1H08	2H07	1H07
Mortgage delinquencies > 90 days		0.35	0.32	0.30
Other personal lending delinquencies > 90 days		1.06	1.00	1.06

Customer Satisfaction	2H08	1H08	2H07	1H07
Westpac consumer		75	74	70
Peer group		75	74	72

BUSINESS UNIT PERFORMANCE	Appendix 2 – Year End 2008 Template Release

4.2                     BUSINESS FINANCIAL SERVICES

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Net interest income		1,018			1,796
Non-interest income		269			550
Net operating income		1,287			2,346
Operating expenses		(452)			(840)
Core earnings		835			1,506
Impairment charges		(68)			(106)
Operating profit before tax		767			1,400
Tax and minority interests		(229)			(421)
Net profit after tax/cash earnings		538			979

Economic profit		475			896
Expense to income ratio (%)		35.1%			35.8%

	$bn	$bn	$bn	$bn
Deposits		46.5		46.5
Net loans		56.5		53.1
Total assets		57.5		54.2

BUSINESS UNIT PERFORMANCE	Appendix 2 – Year End 2008 Template Release

4.2.1           BFS Key Metrics

Lending and Deposit Growth (%)	2H08	1H08	2H07	1H07
Business loans		13	21	11
Business deposits		—	17	16

Market Share (%)	2H08	1H08	2H07	1H07
WBC business credit		13	13	13
Business deposits		15	15	16

System Multiples	2H08	1H08	2H07	1H07
WBC business credit		0.7	1.4	0.9
Business deposits		0.8	0.6	0.7

Divisional Interest Margin (%)	2H08	1H08	2H07	1H07
Business Financial Services		3.27	3.25	3.26

Product Spreads (%)	2H08	1H08	2H07	1H07
Business lending		1.54	1.66	1.72
Business S&I deposits		2.72	2.48	2.51

Credit Quality (%)	2H08	1H08	2H07	1H07
Business impaired assets to total committed exposure		0.26	0.19	0.19
Business delinquencies > 90 days (3 month moving avg)		0.59	0.62	0.61

Customer Satisfaction	2H08	1H08	2H07	1H07
Westpac business		77	72	69
Peer group		78	73	72

BUSINESS UNIT PERFORMANCE	Appendix 2 – Year End 2008 Template Release

4.3                     WESTPAC INSTITUTIONAL BANK

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Net interest income		326			552
Non-interest income		537			978
Net operating income		863			1,530
Operating expenses		(343)			(656)
Core earnings		520			874
Impairment charges		(157)			(43)
Operating profit before tax		363			831
Tax and minority interests		(103)			(243)
Net profit after tax/cash earnings		260			588

Economic profit		93			326
Expense to income ratio (%)		39.7%			42.9%

	$bn	$bn	$bn	$bn
Deposits		9.2		8.6
Net loans		54.2		46.8
Total assets		87.3		79.4
Funds under management		9.3		9.4

4.3.1 Institutional Bank (IB) (excluding Equities)

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Net interest income		265			478
Non-interest income		528			898
Net operating income		793			1,376
Operating expenses		(301)			(578)
Core earnings		492			798
Impairment charges		(127)			(43)
Operating profit before tax		365			755
Tax and minority interests		(104)			(221)
Net profit after tax/cash earnings		261			534

Economic profit		106			271
Expense to income ratio (%)		38.0%			42.0%

	$bn	$bn	$bn	$bn
Deposits		9.2		8.6
Net loans		49.9		41.9
Total assets		81.6		73.0
Funds under management		7.1		6.8

BUSINESS UNIT PERFORMANCE	Appendix 2 – Year End 2008 Template Release

4.3.2           Equities

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Net interest income		61			74
Non-interest income		9			80
Net operating income		70			154
Operating expenses		(42)			(78)
Core earnings		28			76
Impairment charges		(30)			—
Operating profit before tax		(2)			76
Tax and minority interests		1			(22)
Net profit after tax/cash earnings		(1)			54

Economic profit		(13)			55
Expense to income ratio (%)		60.0%			50.6%

	$bn	$bn	$bn
Net loans		4.3	4.9
Total assets		5.7	6.4
Funds under management		2.2	2.6

4.3.3           WIB Key Metrics

Revenue Contribution by Business Segments
$m	2008	2007	2H08	1H08	2H07
Debt Markets		529		314	272
Specialised Capital Group		56		46	29
Foreign Exchange and Energy		369		213	230
Equities		147		64	82
Global Transactional Banking		198		101	101
Other		231		125	118
Total		1,530		863	832

BUSINESS UNIT PERFORMANCE	Appendix 2 – Year End 2008 Template Release

4.4                     BT FINANCIAL GROUP (AUSTRALIA)

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Net interest income		(17)			(10)
Non-interest income		617			1,245
Net operating income		600			1,235
Operating expenses		(334)			(615)
Core earnings		266			620
Impairment charges		(2)			(3)
Operating profit before tax		264			617
Tax and minority interests		(70)			(175)
Net profit after tax/cash earnings		194			442

Economic profit		139			360
Expense to income ratio (%)		55.7%			49.8%

	$bn	$bn	$bn	$bn
Total assets		15.0		17.0
Funds under management		35.3		38.7
Funds under administration		42.4		46.2

			% Mov’t			% Mov’t
Cash Earnings	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Funds management business		132			273
Insurance		68			139
Total funds management and insurance		200			412
Other		(6)			30
Total cash earnings		194			442

BUSINESS UNIT PERFORMANCE	Appendix 2 – Year End 2008 Template Release

4.4.1           Funds Management Business

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Net interest income		10			16
Non-interest income		526			1,015
Gross operating income		536			1,031
Commission expense		(48)			(93)
Net operating income		488			938
Operating expenses		(296)			(539)
Core earnings		192			399
Impairment charges		(2)			(3)
Operating profit before tax		190			396
Tax and minority interests		(58)			(123)
Net profit after tax/cash earnings		132			273
Expense to income ratio		60.7%			57.5%

			% Mov’t			% Mov’t
Cash Earnings	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Other funds management business		124			273
BTIM		8			—
Total cash earnings		132			273

Movement of FUM/FUA

								% Mov’t	% Mov’t
	Sept			Net	Other	Sept	March	Mar 08-	Sept 07-
$bn	2007	Sales	Redns	Flows	Mov’t	2008	2008	Sept 08	Sept 08
Retail	21.8						18.5
Institutional	10.2						11.1
Wholesale	6.7						5.7
Total FUM	38.7						35.3
Wrap	38.3						35.1
Corporate Super	6.1						5.6
Other	1.8						1.7
Total FUA	46.2						42.4
Total FUM/FUA	84.9						77.7

BUSINESS UNIT PERFORMANCE	Appendix 2 – Year End 2008 Template Release

4.4.2           Insurance Business

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Net interest income		1			10
Non-interest income		176			339
Gross operating income		177			349
Commission expense		(39)			(75)
Net operating income		138			274
Operating expenses		(42)			(76)
Operating profit before tax		96			198
Tax and minority interests		(28)			(59)
Net profit after tax/cash earnings		68			139
Expense to income ratio		30.4%			27.7%

			% Mov’t			% Mov’t
Cash Earnings	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Life Insurance		35			66
General Insurance		33			73
Total		68			139

Premiums for Risk Businesses

$m	In-force Sept 2007	Sales	Lapses	Net Inflows	Other mov’t	In-force Sept 2008	In-force March 2008	% Mov’t Mar 08- Sept 08	% Mov’t Sept 07- Sept 08
Life Insurance in-force premiums ($m)	288						299

			% Mov’t			% Mov’t
Ratios for Insurance Business	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
(%)	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Life Insurance (loss ratio)		33			33
General Insurance (combined ratio)		69			60

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
General Insurance Gross Written Premium		143			277

BUSINESS UNIT PERFORMANCE	Appendix 2 – Year End 2008 Template Release

4.4.3           Wealth Management Income Reconciliation

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
BTFG non-interest income		617			1,245
Net commission, premium, fee and banking income		(91)			(167)
BT wealth management and insurance income		526			1,078
NZ wealth management & insurance		26			69
WIB wealth management		22			40
Other		1			12
Total wealth management & insurance income (cash earnings basis, section 3)		575			1,199
Cash earnings adjustments
Policyholder tax recoveries(1)		(154)			92
Treasury shares adjustment		22			(32)
Total wealth management & insurance income (reported basis, section 5)		443			1,259

BUSINESS UNIT PERFORMANCE	Appendix 2 – Year End 2008 Template Release

4.5                     NEW ZEALAND

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
NZ$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Net interest income		568			1,024
Non-interest income		204			412
Net operating income		772			1,436
Operating expenses		(349)			(682)
Core earnings		423			754
Impairment charges		(61)			(81)
Operating profit before tax		362			673
Tax and minority interests		(118)			(216)
Net profit after tax/cash earnings		244			457

Economic profit		116			227
Expense to income ratio (%)		45.2%			47.5%

	$bn	$bn	$bn	$bn
Deposits		26.5		25.0
Net loans		45.1		42.7
Total assets		46.3		43.9
Funds under management		1.9		1.9

BUSINESS UNIT PERFORMANCE	Appendix 2 – Year End 2008 Template Release

4.5.1           New Zealand Key Metrics

Lending Growth (%)	2H08	1H08	2H07	1H07
Mortgages		10	13	23
Unsecured personal lending		9	7	16
Consumer lending		10	13	23
Business lending		15	13	11
Total lending		11	13	19

Deposit Growth (%)	2H08	1H08	2H07	1H07
Consumer deposits		10	12	10
Business deposits		18	28	17
Total deposits		12	17	12

Market Share Metrics	2H08	1H08	2H07	1H07
Consumer lending:
Market share		19%	19%	19%
System multiple		1.0	1.1	1.5
Deposits:
Market share		21%	21%	20%
System multiple		1.2	1.5	1.0

Divisional Interest Margin (%)	2H08	1H08	2H07	1H07
New Zealand		2.17	2.16	2.20

Product Spreads (%)	2H08	1H08	2H07	1H07
Consumer lending spread		1.11	1.11	1.18
Business lending spread		1.50	1.50	1.53
Total lending spreads		1.27	1.28	1.34
Deposits spreads		1.81	1.85	1.80

Credit Quality (%)	2H08	1H08	2H07	1H07
% of Portfolio > 90 Days
Housing delinquency		0.34	0.20	0.20
Unsecured consumer delinquency		1.01	0.84	0.75

Impaired Assets
Impaired Assets/Total TCE		0.28	0.25	0.16

Customer Satisfaction	2H08	1H08	2H07	1H07
Consumer satisfaction		61%	47%	n/a
Consumer satisfaction - position in market		4	5	n/a

BUSINESS UNIT PERFORMANCE	Appendix 2 – Year End 2008 Template Release

4.6                     PACIFIC BANKING

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Net interest income		54			99
Non-interest income		53			95
Net operating income		107			194
Operating expenses		(33)			(62)
Core earnings		74			132
Impairment charges		(7)			(11)
Operating profit before tax		67			121
Tax and minority interests		(22)			(41)
Net profit after tax/cash earnings		45			80

Economic profit		36			69
Expense to income ratio (%)		30.8%			32.0%

	$bn	$bn	$bn	$bn
Deposits		1.8		1.6
Total assets		2.0		1.8

BUSINESS UNIT PERFORMANCE	Appendix 2 – Year End 2008 Template Release

4.7                     GROUP BUSINESS UNIT

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Net interest income		216			310
Non-interest income		21			4
Net operating income		237			314
Operating expenses		(23)			18
Core earnings		214			332
Impairment charges		(32)			(28)
Operating profit before tax		182			304
Tax and minority interests		(31)			(128)
Cash Earnings		151			176

			% Mov’t			% Mov’t
Treasury	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Net interest income		142			219
Non-interest income		—			7
Cash Earnings		88			135

			% Mov’t			% Mov’t
Structured Finance	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Cash Earnings		25			76

	$bn	$bn	$bn	$bn
Deposits		—		0.1
Net loans		1.0		0.7
Total assets		2.8		2.3

2008 FINANCIAL INFORMATION	Appendix 2 – Year End 2008 Template Release

5.1                               CONSOLIDATED INCOME STATEMENT

$m	Note	Half Year Sept 08	Half Year March 08	% Mov’t Mar 08- Sept 08	Full Year Sept 08	Full Year Sept 07	% Mov’t Sept 07- Sept 08
Interest income	4		13,699			22,075
Interest expense	4		(10,229)			(15,762)
Net interest income			3,470			6,313
Non-interest income	5		2,324			3,860
Net operating income before operating expenses and impairment charges			5,794			10,173
Operating expenses	6		(2,452)			(4,543)
Impairment charges	12		(433)			(482)
Profit before income tax			2,909			5,148
Income tax expense	8		(674)			(1,630)
Net profit for the period			2,235			3,518
Net profit attributable to minority interests			(33)			(67)
Net profit attributable to equity holders of WBC			2,202			3,451

2008 FINANCIAL INFORMATION	Appendix 2 – Year End 2008 Template Release

5.2                               CONSOLIDATED BALANCE SHEET

As at $m	Note	30 Sept 2008	31 March 2008	30 Sept 2007	% Mov’t Mar 08- Sept 08	% Mov’t Sept 07- Sept 08
Assets
Cash and balances with central banks			4,109	2,243
Due from other financial institutions			30,094	28,379
Derivative financial instruments	20		22,859	24,308
Trading Securities			23,391	20,815
Other financial assets designated at fair value			1,637	1,179
Available-for-sale securities			2,434	2,511
Loans for consumer purposes	11		173,755	169,130
Loans for business purposes	11		124,345	106,247
Life insurance assets			13,407	15,456
Regulatory deposits with central banks overseas			1,053	753
Goodwill and other intangible assets (1)			3,071	2,989
Property, plant and equipment			492	489
Net deferred tax assets			799	516
Other assets			3,695	2,638
Total assets			405,141	377,653

Liabilities
Due to other financial institutions			13,776	9,133
Deposits at fair value	18		63,758	48,603
Deposits at amortised cost	18		159,719	153,451
Derivative financial instruments	20		19,627	25,192
Other trading liabilities and other financial liabilities at fair value			10,481	8,223
Debt issues			92,397	87,126
Current tax liabilities			469	233
Life insurance liabilities			12,738	14,392
Provisions			816	980
Other liabilities			5,591	4,785
Total liabilities excluding loan capital			379,372	352,118

Loan capital
Subordinated bonds, notes and debentures			5,672	6,042
Subordinated perpetual notes			425	429
Trust preferred securities 2004 (TPS 2004)			595	567
Fixed interest resettable trust securities (FIRsTS)			—	666
Stapled Preferred Securities			—	—
Total loan capital			6,692	7,704
Total liabilities			386,064	359,822

Net assets			19,077	17,831

Shareholders’ equity
Share capital:
Ordinary share capital			6,428	6,125
Treasury and RSP Treasury shares			(170)	(114)
Reserves			245	192
Retained profits			10,654	9,716
Total equity attributable to equity holders of WBC			17,157	15,919

Minority Interests
Trust preferred securities 2003 (TPS 2003)			1,137	1,137
Trust preferred securities 2006 (TPS 2006)			755	755
Other			28	20
Total minority interests			1,920	1,912
Total shareholders equity and minority interests			19,077	17,831

2008 FINANCIAL INFORMATION	Appendix 2 – Year End 2008 Template Release

5.4                               CONSOLIDATED STATEMENT OF RECOGNISED INCOME AND EXPENSE

$m	Half Year Sept 08	Half Year March 08	% Mov’t Mar 08- Sept 08	Full Year Sept 08	Full Year Sept 07	% Mov’t Sept 07- Sept 08
Gains/(losses) on available-for-sale securities:
Recognised in equity		40			(6)
Transferred to income statement		2			(20)
Gains/(losses) on cash flow hedging instruments:
Recognised in equity		(34)			124
Transferred to income statement		5			12
Exchange differences on translation of foreign operations		(13)			(179)
Income tax on items taken directly to or transferred directly from equity:
Available-for-sale securities reserve		(13)			9
Cash flow hedging reserve		5			(37)
Foreign currency translation reserve		9			48
Net income recognised directly in equity		1			(49)
Profit for the period		2,235			3,518
Total recognised income and expense for the period		2,236			3,469
Attributable to:
Members of the parent		2,203			3,402
Minority interests		33			67
Total recognised income and expense for the period		2,236			3,469

2008 FINANCIAL INFORMATION	Appendix 2 – Year End 2008 Template Release

Note 2.          Interest spread and margin analysis

	Half Year Sept 08	Half Year March 08	Full Year Sept 08	Full Year Sept 07
Group
Average external interest earning assets ($m)		342,613		292,417
Net interest income ($m)		3,508		6,414
Interest spread (%)		1.72		1.85
Benefit of net non-interest bearing liabilities and equity (%)		0.33		0.34
Interest margin (%)		2.05		2.19

Analysis by business unit

Average external interest earning assets ($m)
Consumer Financial Services		139,517		128,321
Business Financial Services		54,194		48,587
Westpac Institutional Bank		65,867		53,501
New Zealand (AUD)		37,825		35,119
BT Financial Group		922		574
Pacific Banking		1,798		1,548
Group Business Unit		42,490		24,767
Group total		342,613		292,417
New Zealand (NZD)		43,748		39,831

Net interest income ($m) (excluding capital benefit)
Consumer Financial Services		1,297		2,502
Business Financial Services		885		1,583
Westpac Institutional Bank		196		327
New Zealand (AUD)		411		766
BT Financial Group		(84)		(136)
Pacific Banking		50		93
Group Business Unit		753		1,279
Group total		3,508		6,414
Tax equivalent gross up		(38)		(101)
Reported net interest income		3,470		6,313
New Zealand (NZD)		476		869

Interest margin (%)
Consumer Financial Services		1.86%		1.95%
Business Financial Services		3.27%		3.26%
Westpac Institutional Bank		0.60%		0.61%
New Zealand (AUD)		2.17%		2.18%
BT Financial Group		(18.26)%		(23.69)%
Pacific Banking		5.58%		6.01%
Group Business Unit		3.54%		5.16%
New Zealand (NZD)		2.17%		2.18%

2008 FINANCIAL INFORMATION	Appendix 2 – Year End 2008 Template Release

Note 3.          Average balance sheet and interest rates

	Full Year 30 September 2008			Full Year 30 September 2007
	Average Balance $m	Interest Income $m	Average Rate %	Average Balance $m	Interest Income $m	Average Rate %
Assets
Interest earning assets
Due from other financial institutions				16,145	969	6.0%
Trading securities				16,788	1,017	6.1%
Available-for-sale securities				1,093	101	9.2%
Other financial assets designated at fair value				2,464	149	6.0%
Regulatory deposits				323	17	5.3%
Loans and other receivables				255,604	19,870	7.8%
Total interest earning assets and interest income				292,417	22,123	7.6%
Non-interest earning assets
Cash, due from other financial institutions and regulatory deposits				1,188
Life insurance assets				15,277
All other assets				23,630
Total non-interest earning assets				40,095
Total assets				332,512

	Full Year 30 September 2008			Full Year 30 September 2007
	Average	Interest	Average	Average	Interest	Average
	Balance	Expense	Rate	Balance	Expense	Rate
	$m	$m	%	$m	$m	%
Liabilities
Interest bearing liabilities
Deposits				175,160	9,546	5.4%
Due to other financial institutions				10,461	540	5.2%
Loan capital				7,107	409	5.8%
Other interest bearing liabilities				82,227	5,214	6.3%
Total interest bearing liabilities and interest expense				274,955	15,709	5.7%
Non-interest bearing liabilities
Deposits and due to other financial institutions				9,215
Life insurance policy liabilities				14,072
All other liabilities				17,651
Total non-interest bearing liabilities				40,938
Total liabilities				315,893
Shareholders equity				14,708
Minority interests				1,911
Total equity				16,619
Total liabilities and equity				332,512

2008 FINANCIAL INFORMATION	Appendix 2 – Year End 2008 Template Release

Note 3.          Average balance sheet and interest rates (continued)

	Half Year			Half Year
	30 September 2008			31 March 2008
	Average	Interest	Average	Average	Interest	Average
	Balance	Income	Rate	Balance	Income	Rate
	$m	$m	%	$m	$m	%
Assets
Interest earning assets
Due from other financial institutions				30,209	1,007	6.7%
Trading securities				20,802	706	6.8%
Available-for-sale securities				2,187	68	6.2%
Other financial assets designated at fair value				1,204	36	6.0%
Regulatory deposits				838	28	6.7%
Loans and other receivables				287,373	11,892	8.3%
Total interest earning assets and interest income				342,613	13,737	8.0%
Non-interest earning assets
Cash, due from other financial institutions and regulatory deposits				1,451
Life insurance assets				14,863
All other assets				34,974
Total non-interest earning assets				51,288
Total assets				393,901

	Half Year			Half Year
	30 September 2008			31 March 2008
	Average	Interest	Average	Average	Interest	Average
	Balance	Expense	Rate	Balance	Expense	Rate
	$m	$m	%	$m	$m	%
Liabilities
Interest bearing liabilities
Deposits				212,045	6,405	6.0%
Due to other financial institutions				8,916	222	5.0%
Loan capital				7,425	224	6.0%
Other interest bearing liabilities				96,604	3,378	7.0%
Total interest bearing liabilities and interest expense				324,990	10,229	6.3%
Non-interest bearing liabilities
Deposits and due to other financial institutions				8,903
Life insurance policy liabilities				13,776
All other liabilities				28,121
Total non-interest bearing liabilities				50,800
Total liabilities				375,790
Shareholders equity				16,196
Minority interests				1,915
Total equity				18,111
Total liabilities and equity				393,901

2008 FINANCIAL INFORMATION	Appendix 2 – Year End 2008 Template Release

Note 3.          Average balance sheet and interest rates (continued)

	Full Year			Full Year
	30 September 2008			30 September 2007
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
	$m	$m	%	$m	$m	%
Loans and other receivables:
Australia				210,176	15,986	7.6%
New Zealand				41,327	3,674	8.9%
Other overseas				4,101	210	5.1%

Deposits:
Australia				133,991	7,097	5.3%
New Zealand				26,595	1,783	6.7%
Other overseas				14,574	666	4.6%

	Half Year			Half Year
	30 September 2008			31 March 2008
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
	$m	$m	%	$m	$m	%
Loans and other receivables:
Australia				237,198	9,659	8.1%
New Zealand				45,093	2,112	9.4%
Other overseas				5,082	121	4.8%

Deposits:
Australia				162,833	4,894	6.0%
New Zealand				28,305	1,058	7.5%
Other overseas				20,907	453	4.3%

2008 FINANCIAL INFORMATION	Appendix 2 – Year End 2008 Template Release

Note 4.          Net interest income

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Interest income
Loans		11,748			19,483
Due from other financial institutions		998			969
Available-for-sale securities		53			101
Regulatory deposits with central banks overseas		28			17
Trading securities		702			1,003
Net gain/(loss) on ineffective hedges		4			14
Other financial assets designated at fair value		36			119
Other		130			369
Total interest income		13,699			22,075

Interest expense
Current and term deposits		(4,250)			(7,046)
Due to other financial institutions		(222)			(593)
Debt issues		(2,146)			(3,440)
Loan capital		(224)			(409)
Trading liabilities		(917)			(964)
Deposits at fair value		(2,155)			(2,500)
Other		(315)			(810)
Total interest expense		(10,229)			(15,762)
Net interest income		3,470			6,313

2008 FINANCIAL INFORMATION	Appendix 2 - Year End 2008 Template Release

Note 5.          Non-interest income

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Fees and commissions
Banking and credit related fees		282			519
Transaction fees and commissions received		578			1,149
Service and management fees		21			45
Other non-risk fee income		85			119
		966			1,832
Wealth management and insurance income
Life insurance and funds management net operating income		399			1,146
General insurance commissions and premiums (net of claims paid)		44			113
		443			1,259
Trading income
Foreign exchange		228			409
Other trading securities		160			251
		388			660
Other income
Dividends received		3			14
Rental income		—			2
Net gain / (loss) on ineffective hedges		—			(2)
Hedging overseas operations		(27)			(16)
Net gain / (loss) on derivatives held for risk management purposes		64			(11)
Gain on disposal of assets		463			22
Net gain / (loss) on financial assets at fair value		(10)			3
Other		34			97
		527			109
Non-interest income		2,324			3,860

2008 FINANCIAL INFORMATION	Appendix 2 - Year End 2008 Template Release

Note 6.          Expense analysis

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Salaries and other staff expenses
Salaries and wages		1,102			2,030
Other staff expenses		292			508
Restructuring costs		9			19
Total salaries and other staff expenses		1,403			2,557

Equipment and occupancy expenses
Operating lease rentals		146			262
Depreciation, amortisation and impairment:
Premises		1			2
Leasehold improvements		18			32
Furniture and equipment		20			38
Technology		30			59
Software		90			187
Equipment repairs and maintenance		20			38
Electricity, water and rates		5			9
Land tax		2			—
Other		4			1
Total equipment and occupancy expenses		336			628

Other expenses
Amortisation of deferred expenditure		2			3
Impairment of goodwill(1)		18			—
Non-lending losses		22			48
Purchased services:
Technology and information services		77			144
Legal		16			25
Other professional services		136			271
Stationery		25			54
Postage and freight		50			96
Outsourcing costs		245			467
Insurance		6			10
Advertising		35			90
Transaction taxes		2			2
Training		9			19
Travel		31			60
Other expenses		39			69
Total other expenses		713			1,358
Total		2,452			4,543

Note 7.          Deferred expenses and capitalised software

				% Mov’t	% Mov’t
	30 Sept	31 March	30 Sept	Mar 08-	Sept 07-
$m	2008	2008	2007	Sept 08	Sept 08
Capitalised software		548	527
Deferred acquisition costs		139	136
Other		28	36

2008 FINANCIAL INFORMATION	Appendix 2 - Year End 2008 Template Release

Note 8.          Income tax

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
The income tax expense for the period is reconciled to the profit per the income statement as follows:
Profit before income tax expense		2,909			5,148
Prima facie income tax based on the Australian company tax rate of 30% (2007: 30%)		873			1,544
The effect of amounts which are not deductible (assessable) in calculating taxable income
Change in tax rate		3			5
Rebateable and exempt dividends		(16)			(43)
Tax losses and temporary differences not previously recognised now brought to account Life insurance:		(3)			3
Tax adjustment on policyholders’ earnings		(108)			64
Adjustment for life business tax rates		(10)			(5)
Other non-assessable items		(60)			(30)
Other non-deductible items		(3)			94
Adjustment for overseas tax rates		9			21
Income tax (over)/under provided in prior years		(9)			(11)
Other items		(2)			(12)
Total income tax expense in the income statement		674			1,630
Average effective income tax rate (%)		23.2			31.7
Tax equivalent gross up		38			101
Effective tax rate (%) (excluding life company)		27.0			30.0
Effective tax rate (%) (including gross up)		24.2			33.0
Effective tax rate (%) (including gross up and excluding life company accounting)		27.9			31.2

Note 9.          Dividends

	Half Year	Half Year	Full Year	Full Year
	Sept 08	March 08	Sept 08	Sept 07
Ordinary dividend (cents per share)
Interim (fully franked)		70		63
Final (fully franked) - proposed dividend		—		68
		70		131
Total dividends paid
Ordinary dividends paid ($m)		1,265		2,265
		1,265		2,265
Ordinary dividend payout ratio		59.3%		70.1%
Ordinary dividend payout ratio - cash earnings		71.3%		69.2%

2008 FINANCIAL INFORMATION	Appendix 2 - Year End 2008 Template Release

Note 10.   Earnings per ordinary share

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Earnings per ordinary share (cents):
Basic		118.0			186.9
Fully diluted		115.2			185.3
Cash earnings per ordinary share (cents)		98.2			189.4
Weighted average number of fully paid ordinary shares (millions) - Basic		1,865			1,846
Weighted average number of fully paid ordinary shares (millions) - Fully diluted		1,956			1,915
Weighted average number of fully paid ordinary shares (millions) - Basic (Cash earnings)		1,873			1,852

Reconciliation of ordinary shares on issue before the effect of own shares held

	Half Year	Half Year	Full Year	Full Year
(millions)	Sept 08	March 08	Sept 08	Sept 07
Opening balance		1,865		1,840
Number of shares issued under the Dividend
Reinvestment Plan (DRP)		13		24
Number of shares issued under the Employee
Share Plan (ESP)		1		1
Closing balance		1,879		1,865

	Half Year		Half Year		Full Year		Full Year
	30 Sept		31 March		30 Sept		30 Sept
	2008		2008		2008		2007
	Basic	Diluted	Basic	Diluted	Basic	Diluted	Basic	Diluted
Reconciliation of earnings used in the calculation of earnings per ordinary share ($millions)
Net profit			2,235	2,235			3,518	3,518
Net profit attributable to minority interests			(33)	(33)			(67)	(67)
Distribution on RSP treasury shares			(1)	—			(1)	—
FIRsTS distributions			—	11			—	44
2004 TPS distributions			—	15			—	31
2007 convertible notes			—	26			—	22
Earnings			2,201	2,254			3,450	3,548
Weighted average number of ordinary shares (millions)
Weighted average number of ordinary shares			1,873	1,873			1,852	1,852
Effect of own shares held			(8)	(8)			(6)	(6)
Potential dilutive adjustment:
Exercise of options			—	8			—	7
Conversion of 2004 TPS			—	14			—	22
Conversion of FIRsTS			—	25			—	24
2007 convertible notes			—	44			—	16
Total weighted average number of ordinary shares			1,865	1,956			1,846	1,915
Earnings per ordinary share (cents)			118.0	115.2			186.9	185.3

2008 FINANCIAL INFORMATION	Appendix 2 - Year End 2008 Template Release

Note 11.   Loans

As at $m	30 Sept 2008	31 March 2008	30 Sept 2007	% Mov’t Mar 08- Sept 08	% Mov’t Sept 07- Sept 08
Loans are classified based on the location of the lending office
Australia
Overdrafts		3,010	3,045
Credit card outstandings		7,446	7,310
Overnight and at call money market loans		410	280
Acceptance finance		22,865	21,847
Term loans:
Housing		122,600	113,396
Housing - Line of credit		13,664	14,280
Total housing		136,264	127,676
Non-housing		65,483	56,484
Finance leases		4,628	4,345
Margin Lending		4,342	4,939
Other		3,451	3,105
Total Australia		247,899	229,031

New Zealand
Overdrafts		1,262	1,200
Credit card outstandings		943	885
Overnight and at call money market loans		1,968	1,787
Term loans:
Housing		26,375	24,820
Non-housing		14,884	13,738
Other		906	897
Total New Zealand		46,338	43,327

Other Overseas
Overdrafts		216	209
Term loans:
Housing		777	702
Non-housing		4,469	3,432
Finance leases		16	16
Other		45	29
Total Overseas		5,523	4,388

Total loans		299,760	276,746
Provision for impairment of loans		(1,660)	(1,369)
Total net loans		298,100	275,377

2008 FINANCIAL INFORMATION	Appendix 2 - Year End 2008 Template Release

Note 12. Provisions for impairment charges

$m	Half Year Sept 08	Half Year March 08	Full Year Sept 08	Full Year Sept 07
Collectively assessed provisions
Balance at beginning of the period		1,410		1,194
New provisions raised		252		444
Write-offs		(175)		(302)
Discount unwind		61		115
Exchange rate and other adjustments		2		(41)
Closing balance		1,550		1,410

Individually assessed provisions
Balance at beginning of period		148		164
New individually assessed provisions		226		130
Write-backs		(28)		(70)
Write-offs		(27)		(69)
Discount unwind		(2)		—
Exchange rate and other adjustments		—		(7)
Closing balance		317		148
Total provisions for impairment charges on loans and credit commitments		1,867		1,558
Less provisions for credit commitments		(207)		(189)
Total provisions for impairment charges on loans		1,660		1,369

$m	Half Year Sept 08	Half Year March 08	Full Year Sept 08	Full Year Sept 07
Reconciliation of impairment charges
New individually assessed provisions		226		130
Write-backs		(28)		(70)
Recoveries		(17)		(22)
New collectively assessed provisions		252		444
Impairment charges		433		482

2008 FINANCIAL INFORMATION	Appendix 2 – Year End 2008 Template Release

Note 13. Non-performing loans

	Australia			New Zealand			Overseas			Total
As at	30 Sept	31 March	30 Sept	30 Sept	31 March	30 Sept	30 Sept	31 March	30 Sept	30 Sept	31 March	30 Sept
$m	2008	2008	2007	2008	2008	2007	2008	2008	2007	2008	2008	2007
Non-accrual assets:
Gross amount		631	251		118	99		79	73		828	423
Impairment provision		(261)	(95)		(31)	(25)		(40)	(39)		(332)	(159)
Net		370	156		87	74		39	34		496	264

Restructured loans:
Gross amount		1	1		2	2		4	1		7	4
Impairment provision		—	—		—	—		—	—		—	—
Net		1	1		2	2		4	1		7	4

Overdrafts and revolving credit greater than 90 days:
Gross amount		103	98		17	13		1	2		121	113
Impairment provision		(81)	(98)		(9)	(7)		(1)	(2)		(91)	(107)
Net		22	—		8	6		—	—		30	6

Total non-performing loans:
Gross amount		735	350		137	114		84	76		956	540
Impairment provision		(342)	(193)		(40)	(32)		(41)	(41)		(423)	(266)
Net		393	157		97	82		43	35		533	274

2008 FINANCIAL INFORMATION	Appendix 2 – Year End 2008 Template Release

Note 14. Movement in gross impaired assets

				% Mov’t	% Mov’t
	30 Sept	31 March	30 Sept	Mar 08-	Sept 07-
$m	2008	2008	2007	Sept 08	Sept 08
Balance as at beginning of period		540	572
New and increased		568	193
Write-offs		(202)	(221)
Returned to performing or repaid		(131)	(155)
Portfolio managed - new/increased/returned/repaid		165	142
Exchange rate and other adjustments		16	9
Balance as at period end		956	540

Note 15. Items past 90 days but well secured

				% Mov’t	% Mov’t
	30 Sept	31 March	30 Sept	Mar 08-	Sept 07-
$m	2008	2008	2007	Sept 08	Sept 08
Australia:
Housing products		192	139
Other products		333	352
Total Australia		525	491
New Zealand:
Housing products		53	37
Other products		7	5
Other Overseas		19	29
Total Overseas		79	71
Total		604	562

Note 16. Impaired assets and provisioning ratios

				% Mov’t	% Mov’t
	30 Sept	31 March	30 Sept	Mar 08-	Sept 07-
As at	2008	2008	2007	Sept 08	Sept 08
Net impaired assets to equity and collectively assessed provisions		2.6%	1.4%
Total impaired assets to gross loans		0.32%	0.20%
Total impaired assets to equity and total provisions		4.6%	2.8%
Total impairment provisions to total impaired assets		44.2%	49.2%
Total provisions to gross loans		62bps	61bps
Collectively assessed provisions to performing non- housing loans		104bps	112bps
Collectively assessed provisions to risk weighted assets - Basel II(1)		83bps	84bps

Note 17. Delinquencies (90 days past due loans)

				% Mov’t	% Mov’t
	30 Sept	31 March	30 Sept	Mar 08-	Sept 07-
As at	2008	2008	2007	Sept 08	Sept 08
Mortgages		0.35%	0.31%
Other Personal Lending		1.08%	1.02%
Total Personal Lending		0.40%	0.36%
Australian Business Banking Portfolio		0.59%	0.62%

(1)  September 2007 Basel II RWA are on a pro-forma basis.

2008 FINANCIAL INFORMATION	Appendix 2 – Year End 2008 Template Release

Note 18. Deposits

				% Mov’t	% Mov’t
As at	30 Sept	31 March	30 Sept	Mar 08-	Sept 07-
$m	2008	2008	2007	Sept 08	Sept 08
Australia
Deposits at fair value
Certificates of deposit		50,242	37,526
Total deposits at fair value		50,242	37,526
Deposits at amortised cost
Non-interest bearing, repayable at call		6,625	6,326
Certificates of deposit		45	44
Other interest bearing:
At call		83,488	84,038
Term		31,610	25,995
Total deposits at amortised cost		121,768	116,403
Total Australia		172,010	153,929

New Zealand
Deposits at fair value
Certificates of deposit		3,710	3,045
Total deposits at fair value		3,710	3,045
Deposits at amortised cost
Non-interest bearing, repayable at call		2,029	1,952
Other interest bearing:
At call		11,529	11,226
Term		13,671	12,533
Total deposits at amortised cost		27,229	25,711
Total New Zealand		30,939	28,756

Other Overseas
Deposits at fair value
Certificates of deposit		9,806	8,032
Total deposits at fair value		9,806	8,032
Deposits at amortised cost
Non-interest bearing, repayable at call		475	334
Certificates of deposit		658	972
Other interest bearing:
At call		835	760
Term		8,754	9,271
Total deposits at amortised cost		10,722	11,337
Total Overseas		20,528	19,369

Total deposits		223,477	202,054

2008 FINANCIAL INFORMATION	Appendix 2 – Year End 2008 Template Release

Note 19a. Capital adequacy – Basel II

As at			30 Sept 2007
$m	30 Sept 2008	31 March 2008	Pro-forma
Tier 1 capital
Fundamental Tier 1 capital
Paid up ordinary capital		6,428	6,125
Treasury shares		(97)	(42)
Equity based remuneration		310	257
Foreign currency translation reserves		(165)	(160)
Minority interests - other		28	20
Retained earnings		10,654	9,716
Less retained earnings in life and general insurance, funds management and securitisation entities		(443)	(381)
Dividends provided for capital adequacy purposes		(1,315)	(1,268)
Estimated reinvestment under dividend reinvestment plan		358	419
Deferred fees		70	72
Total Fundamental Tier 1 capital		15,828	14,758
Deductions from Tier 1 capital:
Goodwill (excluding funds management entities)		(1,370)	(1,220)
Deferred tax assets		(350)	(246)
Goodwill in life and general insurance, funds management and securitisation entities		(1,150)	(1,242)
Capitalised expenditure		(248)	(229)
Capitalised software		(541)	(526)
Pension fund surpluses and deficits:
Recorded in accounts		316	274
Actual pension fund deficits		(148)	(116)
Tangible investments in non-consolidated subsidiaries		(628)	(548)
Regulatory Expected Loss		(347)	(385)
Securitisation		(57)	(55)
Other Tier 1 deductions as advised by APRA		(1)	(70)
Total deductions from Tier 1 capital		(4,523)	(4,364)
Total Fundamental Tier 1 capital after deductions		11,305	10,394

Residual Tier 1 capital
Fixed interest resettable trust securities (FIRsTS)		—	666
Trust preferred securities (2003 TPS)		1,137	1,137
Trust preferred securities (2004 TPS)		595	567
Trust preferred securities (2006 TPS)		755	755
Total Residual Tier 1 capital		2,487	3,125
Net Tier 1 capital		13,792	13,519

2008 FINANCIAL INFORMATION	Appendix 2 – Year End 2008 Template Release

Note 19a. Capital adequacy – Basel II (continued)

			30 Sept 2007
$m	30 Sept 2008	31 March 2008	Pro-forma
Tier 2 capital
Upper Tier 2 capital
Subordinated undated capital notes		425	429
Provisioning		29	24
Revaluation reserve - available-for-sale securities		18	(1)
Net Upper Tier 2 capital		472	452
Lower Tier 2 capital
Eligible subordinated bonds, notes and debentures		5,604	6,022
Net Lower Tier 2 capital		5,604	6,022
Deductions from Tier 2 capital:
Tangible investments in non-consolidated subsidiaries		(628)	(548)
Regulatory Expected Loss		(293)	(296)
Securitisation		(57)	(54)
Total deductions from Tier 2 capital		(978)	(898)
Net Tier 2 capital		5,098	5,576
Level 2 capital base		18,890	19,095
Risk Weighted Assets		186,963	168,480
Tier 1 capital ratio		7.4%	8.0%
Tier 2 capital ratio		2.7%	3.3%
Total capital ratio		10.1%	11.3%

2008 FINANCIAL INFORMATION	Appendix 2 – Year End 2008 Template Release

Note 19a. Capital adequacy – Basel II (continued)

As at			30 Sept 2007
$m	30 Sept 2008	31 March 2008	Pro-forma
Credit risk - on balance sheet
Sovereign		123	—
Bank		6,008	—
Residential mortgages		26,961	—
Corporate		30,389	—
Business lending		22,357	—
Other retail		3,912	—
Small business		2,706	—
Australian credit cards		2,988	—
Standardised		3,000	—
Specialised Lending: Property and project finance		21,009	—
Securitisation		3,065	—
Total on balance sheet assets - credit risk		122,518	106,128

Credit risk - off balance sheet
Sovereign		216	—
Bank		2,918	—
Residential mortgages		1,434	—
Corporate		21,403	—
Business lending		6,314	—
Other retail		689	—
Small business		347	—
Australian credit cards		1,252	—
Standardised		75	—
Specialised Lending: Property and project finance		5,196	—
Securitisation		2,196	—
Total off balance sheet assets - credit risk		42,040	43,080

Equity risk		237	162
Market risk		5,108	1,782
Operational risk		13,499	14,388
Other assets		3,561	2,940
Total risk weighted assets		186,963	168,480

2008 FINANCIAL INFORMATION	Appendix 2 - Year End 2008 Template Release

Note 19b. Capital adequacy – Basel I

30 Sept
$m	2007
Tier 1 capital
Total equity	17,831
Treasury shares	72
Equity reserves	(95)
Trust preferred securities (2004 TPS)	567
Fixed interest resettable trust securities (FIRsTS)	666
Dividends provided for capital adequacy purposes	(1,268)
Goodwill (excluding funds management entities)	(1,220)
Deferred tax assets	(246)
Estimated reinvestment under dividend reinvestment plan	417
Retained earnings, reserves and goodwill in life and general insurance, funds management and securitisation entities	(1,623)
Equity in captive lenders mortgage insurance entities	(147)
Capitalised expenditure	(229)
Deferred fees	72
Capitalised software	(526)
Pension fund surpluses and deficits:
Recorded in accounts	274
Actual pension fund deficits	(116)
General reserve for credit losses	(128)
Deferred tax assets related to general reserve for credit losses	38
Other Tier 1 deductions as advised by APRA	(70)
Transition relief	664
Total Tier 1 capital	14,933
Tier 2 capital
Subordinated undated capital notes	429
General reserve for credit losses	128
Deferred tax assets related to general reserve for credit losses	(38)
Collectively assessed provisions	1,410
Deferred tax assets related to collectively assessed provisions	(427)
Collectively assessed provisions treated as specific provisions for regulatory purposes	(118)
Deferred tax assets related to collectively assessed provisions treated as specific provisions for regulatory purposes	35
Eligible subordinated bonds, notes and debentures	6,022
Revaluation reserve - available-for-sale securities	(1)
Transition relief	362
Total Tier 2 capital	7,802
Total Tier 1 and Tier 2 capital	22,735
Deductions:
Capital in life and general insurance, funds management and securitisation entities	(948)
Credit portfolio management - subordinated tranche	(41)
Net qualifying capital	21,746
Risk weighted assets	228,077
Tier 1 capital ratio	6.5%
Tier 2 capital ratio	3.4%
Deductions	(0.4)%
Total capital ratio	9.5%

2008 FINANCIAL INFORMATION	Appendix 2 - Year End 2008 Template Release

Note 19b. Capital adequacy – Basel I (continued)

		Risk	Risk Weighted
	Balance	Weight	Balance
	30 Sept	30 Sept	30 Sept
	2007	2007	2007
	$ m	%	$ m
Risk adjusted assets
On-balance sheet assets
Cash, claims on the RBA, Australian Commonwealth Government Securities under one year and other zero-weighted assets	56,914	0%	—
Claims on OECD banks and local governments	22,532	20%	4,506
Loans secured by residential mortgages and other 50% weighted assets	139,698	50%	69,849
All other assets	123,681	100%	123,681
Total on-balance sheet assets - credit risk	342,825		198,036

	Contract or Notional	Credit Equivalent	Risk Weighted
	Amount	Amount	Balance
	30 Sept	30 Sept	30 Sept
	2007	2007	2007
	$m	$m	$m
Gross off-balance sheet exposures - credit risk	1,710,389	67,700	31,976
Netting of off-balance sheet exposures	(868,809)	(16,147)	(4,687)
Total off-balance sheet exposures - credit risk	841,580	51,553	27,289
Total risk adjusted assets - credit risk			225,325
Risk adjusted assets - market risk			1,726
Risk adjusted assets - transition relief			1,026
Total risk adjusted assets			228,077

2008 FINANCIAL INFORMATION	Appendix 2 - Year End 2008 Template Release

Note 19c. Capital adequacy – Transition from Basel I to Basel II

			Total	Total
	Tier 1	Tier 2	capital	regulatory
$m	Capital	Capital	deductions	capital
Basel I as at 30 September 2007	14,933	7,802	(989)	21,746
Loss of A-IFRS transition relief	(664)	(362)	—	(1,026)
Removal of accounting provisions from regulatory capital	—	(966)	—	(966)
Tangible investments in non-consolidated subsidiaries	(400)	(548)	948	—
Difference between Basel Expected Loss and accounting provisions	(296)	(296)	—	(592)
Securitisation	(54)	(54)	41	(67)
Basel II as at 30 September 2007
(pro-forma)	13,519	5,576	—	19,095

	Basel II (pro-forma)	Basel I
$m	30 September 2007	30 September 2007
Mortgages	24,556	69,849
Other credit	124,652	155,476
Total credit risk risk weighted assets	149,208	225,325
Non-credit risk risk weighted	19,272	2,752
Total risk weighted assets	168,480	228,077

2008 FINANCIAL INFORMATION	Appendix 2 - Year End 2008 Template Release

Note 20. Derivative financial instruments

As at 30 September 2008	Notional	Fair Value	Fair Value
$m	Amount	(Asset)	(Liability)
Held for trading
Interest rate
Futures
Forwards
Swaps
Options
Foreign exchange
Forwards
Swaps
Options
Commodities
Equities and credit
Total held for trading derivatives
Fair value hedges
Interest rate
Swaps
Foreign exchange
Swaps
Total fair value hedging derivatives
Cash flow hedges
Interest rate
Futures
Swaps
Foreign exchange
Forwards
Swaps
Total cash flow hedging derivatives
Net investment hedges
Foreign exchange
Other
Total net investment hedges
Total derivatives
As at 31 March 2008	1,631,827	22,859	19,627
As at 30 September 2007	1,526,624	24,308	25,192

2008 FINANCIAL INFORMATION	Appendix 2 - Year End 2008 Template Release

Note 20. Derivative financial instruments (continued)

Underlying cash flows from cash flow hedges are, as a proportion of total cash flow, expected to occur in the following periods:

	Less Than	1 Month to	3 Months	1 Year to				Over
	1 Month	3 Months	to 1 Year	2 Years	2-3 Years	3-4 Years	4-5 Years	5 Years
September 2008
Cash inflows (assets)
Cash outflows (liabilities)

Daily value at risk

We use value at risk as the primary method for measuring and monitoring market risk exposure against Board approved limits.  Value at risk is an estimate of the worst case loss in value of trading positions, to a 99% confidence level, assuming positions were held unchanged for one day.  The main types of market risk arising from our trading activities are interest rate and foreign exchange risks. Other market risks also include commodity, equity, prepayment and specific issuer risks.  The table below depicts the aggregate Financial Markets value at risk for the last three half years.

$m	High	Low	Average
Six months ended 30 September 2008
Six months ended 31 March 2008	16.0	4.1	7.1
Six months ended 30 September 2007	9.2	3.2	5.3

	Half Year	Half Year		Half Year
Average	30 Sept	31 March		30 Sept
$m	2008	2008		2007
Interest rate risk		3.0		2.5
Foreign exchange risk		7.3		3.5
Volatility risk			#		#
Equity risk		2.9		1.8
Commodity risk		2.3		3.1
Other market risks		3.1		1.0
Diversification benefit		(11.5)		(6.6)
Net market risk		7.1		5.3

The table below depicts the aggregate value at risk for Group Treasury’s traded and non-traded risk for the last three half years.

$m	High	Low	Average
Six months ended 30 September 2008
Six months ended 31 March 2008	15.8	5.0	9.9
Six months ended 30 September 2007	14.4	4.0	7.2

# Indicates change in format to align with risk classifications as per APRA model accreditation.

2008 FINANCIAL INFORMATION	Appendix 2 - Year End 2008 Template Release

Note 23. Consolidated statement of changes in shareholders’ equity

			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year
$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07
Share capital
Balance as at beginning of period		6,011			5,468
Shares issued:
Under dividend reinvestment plan		345			635
Under option and share right schemes		15			37
Acquisition of Hastings Funds Management Limited		—			—
Shares bought back and cancelled		—			—
Shares purchased for delivery upon exercise of options and share rights (net of tax)		(57)			(66)
(Acquisition)/disposal of treasury shares		—			(31)
(Acquisition) of RSP treasury shares		(56)			(32)
Balance as at period end		6,258			6,011
Available-for-sale securities reserve
Balance as at beginning of period		(2)			15
Net gains/(losses) from changes in fair value		40			(6)
Income tax effect		(13)			1
Transferred to income statements		2			(20)
Income tax effect		—			8
Balance as at period end		27			(2)
Share based payment reserve
Balance as at beginning of period		257			204
Current period movement		53			53
Balance as at period end		310			257
Cash flow hedging reserve
Balance as at beginning of period		97			(2)
Net gains/(losses) from changes in fair value		(34)			124
Income tax effect		7			(33)
Transferred to income statements		5			12
Income tax effect		(2)			(4)
Balance as at period end		73			97
Foreign currency translation reserve
Balance as at beginning of period		(160)			(31)
Foreign currency translation adjustment		(13)			(179)
Tax on foreign currency translation adjustment		9			48
Other		(1)			2
Balance as at period end		(165)			(160)
Total reserves		245			192
Movements in retained profits were as follows:
Balance as at beginning of period		9,716			8,532
Net profit for the year		2,202			3,451
Final dividend for prior year		(1,265)			(1,101)
Interim dividend for prior year		—			(1,164)
Other		1			(2)
Balance as at period end		10,654			9,716

OTHER INFORMATION	Appendix 2 – Year End 2008 Template Release

6.1                          CREDIT RATINGS AND EXCHANGE RATES

Twelve months to/as at	30 Sept 2008		30 Sept 2007
Currency	Average	Spot	Average	Spot
USD			0.8086	0.8823
GBP			0.4104	0.4365
NZD			1.1342	1.1672

Six months to/as at	30 Sept 2008		31 March 2008		30 Sept 2007
Currency	Average	Spot	Average	Spot	Average	Spot
USD			0.8978	0.9173	0.8395	0.8823
GBP			0.4464	0.4602	0.4188	0.4365
NZD			1.1566	1.1550	1.1317	1.1672

SEGMENT RESULT	Appendix 2 – Year End 2008 Template Release

7.1                               FULL YEAR SEGMENT RESULT – REPORTED RESULT

	Consumer	Business	Westpac	BT Financial			Group
Twelve months to 30 September 2008	Financial	Financial	Institutional	Group	New	Pacific	Business
$m	Services	Services	Bank	(Australia)	Zealand	Banking	Unit	Group
Net interest income
Non-interest income
Net operating income
Operating expenses
Impairment charges
Profit from ordinary activities before income tax expense
Tax expense
Net profit
Net profit attributable to minority interests
Net profit attributable to equity holders of WBC
Treasury shares
TPS revaluations
Unrealised NZ retail earnings hedges
Ineffective hedges
Gain from BTIM IPO
Gain from Visa IPO
St.George T&I(1)
One-off expenses(2)
Cash earnings
Cash earnings (cents) per ordinary share

(1) St.George transaction and integration expenses

(2) One-off expenses related to efficiency initiatives and changes to capitalised costs

SEGMENT RESULT	Appendix 2 – Year End 2008 Template Release

7.1                               FULL YEAR SEGMENT RESULT – REPORTED RESULT (CONTINUED)

Twelve months to 30 September 2007 $m	Consumer Financial Services	Business Financial Services	Westpac Institutional Bank	BT Financial Group (Australia)	New Zealand	Pacific Banking	Group Business Unit	Group
Net interest income	2,663	1,796	552	(10)	903	99	310	6,313
Non-interest income	537	550	978	1,245	364	95	91	3,860
Net operating income	3,200	2,346	1,530	1,235	1,267	194	401	10,173
Operating expenses	(1,787)	(840)	(656)	(615)	(601)	(62)	18	(4,543)
Impairment charges	(220)	(106)	(43)	(3)	(71)	(11)	(28)	(482)
Profit from ordinary activities before income tax expense	1,193	1,400	831	617	595	121	391	5,148
Tax expense	(354)	(421)	(243)	(176)	(189)	(34)	(213)	(1,630)
Net profit	839	979	588	441	406	87	178	3,518
Net profit attributable to minority interests	—	—	—	1	(3)	(7)	(58)	(67)
Net profit attributable to equity holders of WBC	839	979	588	442	403	80	120	3,451
Treasury shares	—	—	—	—	—	—	29	29
TPS revaluations	—	—	—	—	—	—	38	38
Unrealised NZ retail earnings hedges	—	—	—	—	—	—	(11)	(11)
Ineffective hedges	—	—	—	—	—	—	—	—
Gain from BTIM IPO	—	—	—	—	—	—	—	—
Gain from Visa IPO	—	—	—	—	—	—	—	—
St.George T&I(1)	—	—	—	—	—	—	—	—
One-off expenses(2)	—	—	—	—	—	—	—	—
Cash earnings	839	979	588	442	403	80	176	3,507
Cash earnings (cents) per ordinary share								189.4

(1) St.George transaction and integration expenses

(2) One-off expenses related to efficiency initiatives and changes to capitalised costs

SEGMENT RESULT	Appendix 2 – Year End 2008 Template Release

7.2                               HALF YEAR SEGMENT RESULT – REPORTED RESULT

	Consumer	Business	Westpac	BT Financial			Group
Six months to 30 September 2008	Financial	Financial	Institutional	Group	New	Pacific	Business
$m	Services	Services	Bank	(Australia)	Zealand	Banking	Unit	Group
Net interest income
Non-interest income
Net operating income
Operating expenses
Impairment charges
Profit from ordinary activities before income tax expense
Tax expense
Net profit
Net profit attributable to minority interests
Net profit attributable to equity holders of WBC
Treasury shares
TPS revaluations
Unrealised NZ retail earnings hedges
Ineffective hedges
Gain from BTIM IPO
Gain from Visa IPO
St.George T&I(1)
One-off expenses(2)
Cash earnings
Cash earnings (cents) per ordinary share

(1) St.George transaction and integration expenses

(2) One-off expenses related to efficiency initiatives and changes to capitalised costs

SEGMENT RESULT	Appendix 2 – Year End 2008 Template Release

7.2                               HALF YEAR SEGMENT RESULT – REPORTED RESULT (CONTINUED)

Six months to 31 March 2008 $m	Consumer Financial Services	Business Financial Services	Westpac Institutional Bank	BT Financial Group (Australia)	New Zealand	Pacific Banking	Group Business Unit	Group
Net interest income	1,378	1,018	326	(17)	491	54	220	3,470
Non-interest income	291	269	537	617	176	53	381	2,324
Net operating income	1,669	1,287	863	600	667	107	601	5,794
Operating expenses	(922)	(452)	(343)	(334)	(302)	(33)	(66)	(2,452)
Impairment charges	(114)	(68)	(157)	(2)	(53)	(7)	(32)	(433)
Profit from ordinary activities before income tax expense	633	767	363	264	312	67	503	2,909
Tax expense	(192)	(229)	(103)	(69)	(101)	(19)	39	(674)
Net profit	441	538	260	195	211	48	542	2,235
Net profit attributable to minority interests	—	—	—	(1)	(1)	(3)	(28)	(33)
Net profit attributable to equity holders of WBC	441	538	260	194	210	45	514	2,202
Treasury shares	—	—	—	—	—	—	(19)	(19)
TPS revaluations	—	—	—	—	—	—	(33)	(33)
Unrealised NZ retail earnings hedges	—	—	—	—	—	—	3	3
Ineffective hedges	—	—	—	—	—	—	(3)	(3)
Gain from BTIM IPO	—	—	—	—	—	—	(106)	(106)
Gain from Visa IPO	—	—	—	—	—	—	(205)	(205)
St.George T&I(1)	—	—	—	—	—	—	—	—
One-off expenses(2)	—	—	—	—	—	—	—	—
Cash earnings	441	538	260	194	210	45	151	1,839
Cash earnings (cents) per ordinary share								98.2

(1) St.George transaction and integration expenses

(2) One-off expenses related to efficiency initiatives and changes to capitalised costs

SEGMENT RESULT	Appendix 2 – Year End 2008 Template Release

7.3                               NEW ZEALAND BUSINESS UNIT PERFORMANCE (A$ EQUIVALENTS TO SECTION 4.5)

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 08-	Full Year	Full Year	Sept 07-
A$m	Sept 08	March 08	Sept 08	Sept 08	Sept 07	Sept 08
Net interest income		491			903
Non-interest income		176			364
Operating income		667			1,267
Operating expenses		(302)			(601)
Core earnings		365			666
Impairment charges		(53)			(71)
Profit from ordinary activities before income tax expense		312			595
Tax and minority interests		(102)			(192)
Net profit after tax / cash earnings		210			403

Economic profit		99			200
Expense to income ratio		45.2%			47.5%

	$bn	$bn	$bn	$bn
Deposits		23.0		21.4
Net loans		39.0		36.6
Total assets		40.1		37.6
Funds under management		1.6		1.6

GROUP RECONCILIATIONS	Appendix 2 – Year End 2008 Template Release

8.1                               GROUP FULL YEAR EARNINGS RECONCILIATION

Unrealised
Twelve months to		Policyholder			NZ Retail
30 September 2008	Reported	Tax	Hybrid	Treasury	Earnings	Ineffective	Gain from	Gain from	St.George	One-off	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Hedges	BTIM IPO	Visa IPO	T&I (1)	Expenses(2)	Earnings
Net interest income
Fees and commissions
Wealth management and insurance income
Trading income
Other income
Non-interest income
Net operating income
Salaries and other staff expenses
Equipment and occupancy expenses
Other expenses
Operating expenses
Core earnings
Impairment charges
Operating profit before tax
Income tax expense
Net profit
Net profit attributable to minority interests
Net Profit attributable to equity holders of WBC
Treasury shares
TPS revaluations
Unrealised NZ retail earnings
Ineffective hedges
Gain from BTIM IPO
Gain from Visa IPO
St.George T&I(1)
One-off expenses(2)
Cash earnings

(1) St.George transaction and integration expenses

(2) One-off expenses related to efficiency initiatives and changes to capitalised costs

GROUP RECONCILIATIONS	Appendix 2 – Year End 2008 Template Release

8.1                               GROUP FULL YEAR EARNINGS RECONCILIATION (CONTINUED)

					Unrealised
Twelve months to		Policyholder			NZ Retail
30 September 2007	Reported	Tax	Hybrid	Treasury	Earnings	Ineffective	Gain from	Gain from	St.George	One-off	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Hedges	BTIM IPO	Visa IPO	T&I(1)	Expenses(2)	Earnings
Net interest income	6,313	—	—	—	—	—	—	—	—	—	6,313
Fees and commissions	1,832	—	—	—	—	—	—	—	—	—	1,832
Wealth management and insurance income	1,259	(92)	—	32	—	—	—	—	—	—	1,199
Trading income	660	—	—	—	—	—	—	—	—	—	660
Other income	109	—	(11)	—	(16)	—	—	—	—	—	82
Non-interest income	3,860	(92)	(11)	32	(16)	—	—	—	—	—	3,773
Net operating income	10,173	(92)	(11)	32	(16)	—	—	—	—	—	10,086
Salaries and other staff expenses	(2,557)	—	—	—	—	—	—	—	—	—	(2,557)
Equipment and occupancy expenses	(628)	—	—	—	—	—	—	—	—	—	(628)
Other expenses	(1,358)	—	—	—	—	—	—	—	—	—	(1,358)
Operating expenses	(4,543)	—	—	—	—	—	—	—	—	—	(4,543)
Core earnings	5,630	(92)	(11)	32	(16)	—	—	—	—	—	5,543
Impairment charges	(482)	—	—	—	—	—	—	—	—	—	(482)
Operating profit before tax	5,148	(92)	(11)	32	(16)	—	—	—	—	—	5,061
Income tax expense	(1,630)	92	49	(3)	5	—	—	—	—	—	(1,487)
Net profit	3,518	—	38	29	(11)	—	—	—	—	—	3,574
Net profit attributable to minority interests	(67)	—	—	—	—	—	—	—	—	—	(67)
Net Profit attributable to equity holders of WBC	3,451	—	38	29	(11)	—	—	—	—	—	3,507
Treasury shares	29	—	—	(29)	—	—	—	—	—	—
TPS revaluations	38	—	(38)	—	—	—	—	—	—	—	—
Unrealised NZ retail	(11)	—	—	—	11	—	—	—	—	—	—
Ineffective hedges	—	—	—	—	—	—	—	—	—	—	—
Gain from BTIM IPO	—	—	—	—	—	—	—	—	—	—	—
Gain from Visa IPO	—	—	—	—	—	—	—	—	—	—	—
St.George T&I(1)	—	—	—	—	—	—	—	—	—	—	—
One-off expenses(2)	—	—	—	—	—	—	—	—	—	—
Cash earnings	3,507	—	—	—	—	—	—	—	—	—	3,507

(1) St.George transaction and integration expenses

(2) One-off expenses related to efficiency initiatives and changes to capitalised costs

GROUP RECONCILIATIONS	Appendix 2 – Year End 2008 Template Release

8.1                               GROUP HALF YEAR EARNINGS RECONCILIATION

					Unrealised
Six months to		Policyholder			NZ Retail					One-off
30 September 2008	Reported	Tax	Hybrid	Treasury	Earnings	Ineffective	Gain from	Gain from	St.George	Expenses	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Hedges	BTIM IPO	Visa IPO	T&I(1)	(2)	Earnings
Net interest income
Fees and commissions
Wealth management and insurance income
Trading income
Other income
Non-interest income
Net operating income
Salaries and other staff expenses
Equipment and occupancy expenses
Other expenses
Operating expenses
Core earnings
Impairment charges
Operating profit before tax
Income tax expense
Net profit
Net profit attributable to minority interests
Net Profit attributable to equity holders of WBC
Treasury shares
TPS revaluations
Unrealised NZ retail earnings
Ineffective hedges
Gain from BTIM IPO
Gain from Visa IPO St.George
T&I(1)
One-off expenses(2)
Cash earnings

(1) St.George transaction and integration expenses

(2) One-off expenses related to efficiency initiatives and changes to capitalised costs

GROUP RECONCILIATIONS	Appendix 2 – Year End 2008 Template Release

8.2                               GROUP HALF YEAR EARNINGS RECONCILIATION (CONTINUED)

					Unrealised
Six months to		Policyholder			NZ Retail
31 March 2008	Reported	Tax	Hybrid	Treasury	Earnings	Ineffective	Gain from	Gain from	St.George	One-off	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Hedges	BTIM IPO	Visa IPO	T&I(1)	Expenses(2)	Earnings
Net interest income	3,470	—	—	—	—	(4)	—	—	—	—	3,466
Fees and commissions	966	—	—	—	—	—	—	—	—	—	966
Wealth management and insurance income	443	154	—	(22)	—	—	—	—	—	—	575
Trading income	388	—	—	—	—	—	—	—	—	—	388
Other income	527	—	(61)	—	5	—	(141)	(295)	—	—	35
Non-interest income	2,324	154	(61)	(22)	5	—	(141)	(295)	—	—	1,964
Net operating income	5,794	154	(61)	(22)	5	(4)	(141)	(295)	—	—	5,430
Salaries and other staff expenses	(1,403)	—	—	—	—	—	25	—	—	—	(1,378)
Equipment and occupancy expenses	(336)	—	—	—	—	—	—	—	—	—	(336)
Other expenses	(713)	—	—	—	—	—	18	—	—	—	(695)
Operating expenses	(2,452)	—	—	—	—	—	43	—	—	—	(2,409)
Core earnings	3,342	154	(61)	(22)	5	(4)	(98)	(295)	—	—	3,021
Impairment charges	(433)	—	—	—	—	—	—	—	—	—	(433)
Operating profit before tax	2,909	154	(61)	(22)	5	(4)	(98)	(295)	—	—	2,588
Income tax expense	(674)	(154)	28	3	(2)	1	(8)	90	—	—	(716)
Net profit	2,235	—	(33)	(19)	3	(3)	(106)	(205)	—	—	1,872
Net profit attributable to minority interests	(33)	—	—	—	—	—	—	—	—	—	(33)
Net Profit attributable to equity holders of WBC	2,202	—	(33)	(19)	3	(3)	(106)	(205)	—	—	1,839
Treasury shares	(19)	—	—	19	—	—	—	—	—	—	—
TPS revaluations	(33)	—	33	—	—	—	—	—	—	—	—
Unrealised NZ retail	3	—	—	—	(3)	—	—	—	—	—	—
Ineffective hedges	(3)	—	—	—	—	3	—	—	—	—	—
Gain from BTIM IPO	(106)	—	—	—	—	—	106	—	—	—	—
Gain from Visa IPO	(205)	—	—	—	—	—	—	205	—	—	—
St.George T&I(1)	—	—	—	—	—	—	—	—	—	—	—
One-off expenses(2)	—	—	—	—	—	—	—	—	—	—	—
Cash earnings	1,839	—	—	—	—	—	—	—	—	—	1,839

(1) St.George transaction and integration expenses

(2) One-off expenses related to efficiency initiatives and changes to capitalised costs

GROUP RECONCILIATIONS	Appendix 2 – Year End 2008 Template Release

8.3        FULL YEAR SEGMENT RESULT - CASH EARNINGS BASIS

Twelve months to 30 September 2008 $m	Consumer Financial Services	Business Financial Services	Westpac Institutional Bank	BT Financial Group (Australia)	New Zealand	Pacific Banking	Group Business Unit	Group Cash Earnings
Net interest income
Non-interest income
Net operating income
Operating expenses
Impairment charges
Profit from ordinary activities before income tax expense
Tax expense
Net profit
Net profit attributable to minority interests
Cash Earnings
Cash earnings (cents) per ordinary share

Twelve months to 30 September 2007 $m	Consumer Financial Services	Business Financial Services	Westpac Institutional Bank	BT Financial Group (Australia)	New Zealand	Pacific Banking	Group Business Unit	Group Cash Earnings
Net interest income	2,663	1,796	552	(10)	903	99	310	6,313
Non-interest income	537	550	978	1,245	364	95	4	3,773
Net operating income	3,200	2,346	1,530	1,235	1,267	194	314	10,086
Operating expenses	(1,787)	(840)	(656)	(615)	(601)	(62)	18	(4,543)
Impairment charges	(220)	(106)	(43)	(3)	(71)	(11)	(28)	(482)
Profit from ordinary activities before income tax expense	1,193	1,400	831	617	595	121	304	5,061
Tax expense	(354)	(421)	(243)	(176)	(189)	(34)	(70)	(1,487)
Net profit	839	979	588	441	406	87	234	3,574
Net profit attributable to minority interests	—	—	—	1	(3)	(7)	(58)	(67)
Cash Earnings	839	979	588	442	403	80	176	3,507
Cash earnings (cents) per ordinary share								189.4

GROUP RECONCILIATIONS	Appendix 2 – Year End 2008 Template Release

8.4        HALF YEAR SEGMENT RESULT - CASH EARNINGS BASIS

Six months to 30 September 2008 $m	Consumer Financial Services	Business Financial Services	Westpac Institutional Bank	BT Financial Group (Australia)	New Zealand	Pacific Banking	Group Business Unit	Group Cash Earnings
Net interest income
Non-interest income
Net operating income
Operating expenses
Impairment charges
Profit from ordinary activities before income tax expense
Tax expense
Net profit
Net profit attributable to minority interests
Cash Earnings
Cash earnings (cents) per ordinary share

Six months to 31 March 2008 $m	Consumer Financial Services	Business Financial Services	Westpac Institutional Bank	BT Financial Group (Australia)	New Zealand	Pacific Banking	Group Business Unit	Group Cash Earnings
Net interest income	1,378	1,018	326	(17)	491	54	216	3,466
Non-interest income	291	269	537	617	176	53	21	1,964
Net operating income	1,669	1,287	863	600	667	107	237	5,430
Operating expenses	(922)	(452)	(343)	(334)	(302)	(33)	(23)	(2,409)
Impairment charges	(114)	(68)	(157)	(2)	(53)	(7)	(32)	(433)
Profit from ordinary activities before income tax expense	633	767	363	264	312	67	182	2,588
Tax expense	(192)	(229)	(103)	(69)	(101)	(19)	(3)	(716)
Net profit	441	538	260	195	211	48	179	1,872
Net profit attributable to minority interests	—	—	—	(1)	(1)	(3)	(28)	(33)
Cash Earnings	441	538	260	194	210	45	151	1,839
Cash earnings (cents) per ordinary share								98.2

GROUP RECONCILIATIONS	Appendix 2 – Year End 2008 Template Release

8.5                     GROUP BUSINESS UNIT FULL YEAR EARNINGS RECONCILIATION

Twelve months to 30 September 2008 $m	Reported Results	Policyholder Tax Recoveries	Hybrid Revaluat ions	Treasury Shares	Unrealised NZ Retail Earnings Hedges	Ineffective Hedges	Gain from BTIM IPO	Gain from Visa IPO	St.George T&I(1)	One-off Expenses(2)	Cash Earnings
Net interest income
Non-interest income
Net operating income
Operating expenses
Core earnings
Impairment charges
Operating profit before tax
Tax and minority interests
Net profit after tax
Treasury shares
TPS revaluations
Unrealised NZ retail earnings hedges
Ineffective hedges
Gain from BTIM IPO
Gain from Visa IPO
St.George T&I(1)
One-off expenses(2)
Cash earnings

(1) St.George transaction and integration expenses

(2) One-off expenses related to efficiency initiatives and changes to capitalised costs

GROUP RECONCILIATIONS	Appendix 2 – Year End 2008 Template Release

8.5                               GROUP BUSINESS UNIT FULL YEAR EARNINGS RECONCILIATION (CONTINUED)

					Unrealised
Twelve months to		Policyholder			NZ Retail
30 September 2007	Reported	Tax	Hybrid	Treasury	Earnings	Ineffective	Gain from	Gain from	St.George	One-off	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Hedges	BTIM IPO	Visa IPO	T&I(1)	Expenses(2)	Earnings
Net interest income	310	—	—	—	—	—	—	—	—	—	310
Non-interest income	91	(92)	(11)	32	(16)	—	—	—	—	—	4
Net operating income	401	(92)	(11)	32	(16)	—	—	—	—	—	314
Operating expenses	18	—	—	—	—	—	—	—	—	—	18
Core earnings	419	(92)	(11)	32	(16)	—	—	—	—	—	332
Impairment charges	(28)	—	—	—	—	—	—	—	—	—	(28)
Operating profit before tax	391	(92)	(11)	32	(16)	—	—	—	—	—	304
Tax and minority interests	(271)	92	49	(3)	5	—	—	—	—	—	(128)
Net profit after tax	120	—	38	29	(11)	—	—	—	—	—	176
Treasury shares	29	—	—	(29)	—	—	—	—	—	—	—
TPS revaluations	38	—	(38)	—	—	—	—	—	—	—	—
Unrealised NZ retail earnings hedges	(11)	—	—	—	11	—	—	—	—	—	—
Ineffective hedges	—	—	—	—	—	—	—	—	—	—	—
Gain from BTIM IPO	—	—	—	—	—	—	—	—	—	—	—
Gain from Visa IPO	—	—	—	—	—	—	—	—	—	—	—
St.George T&I(1)	—	—	—	—	—	—	—	—	—	—	—
One-off expenses(2)	—	—	—	—	—	—	—	—	—	—	—
Cash earnings	176	—	—	—	—	—	—	—	—	—	176

(1) St.George transaction and integration expenses

(2) One-off expenses related to efficiency initiatives and changes to capitalised costs

GROUP RECONCILIATIONS	Appendix 2 – Year End 2008 Template Release

8.6                          GROUP BUSINESS UNIT HALF YEAR EARNINGS RECONCILIATION

Unrealised
Six months to 30		Policyholder			NZ Retail
September 2008	Reported	Tax	Hybrid	Treasury	Earnings	Ineffective	Gain from	Gain from	St.George	One-off	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Hedges	BTIM IPO	Visa IPO	T&I(1)	Expenses(2)	Earnings
Net interest income
Non-interest income
Net operating income
Operating expenses
Core earnings
Impairment charges
Operating profit before tax
Tax and minority interests
Net profit after tax
Treasury shares
TPS revaluations
Unrealised NZ retail earnings hedges
Ineffective hedges
Gain from BTIM IPO
Gain from Visa IPO
St.George T&I(1)
One-off expenses(2)
Cash earnings

(1) St.George transaction and integration expenses

(2) One-off expenses related to efficiency initiatives and changes to capitalised costs

GROUP RECONCILIATIONS	Appendix 2 – Year End 2008 Template Release

8.6                               GROUP BUSINESS UNIT HALF YEAR EARNINGS RECONCILIATION (CONTINUED)

					Unrealised
Six months to 31 March 2008 $m	Reported Results	Policyholder Tax Recoveries	Hybrid Revaluations	Treasury Shares	NZ Retail Earnings Hedges	Ineffective Hedges	Gain from BTIM IPO	Gain from Visa IPO	St.George T&I(1)	One-off Expenses(2)	Cash Earnings
Net interest income	220	—	—	—	—	(4)	—	—	—	—	216
Non-interest income	381	154	(61)	(22)	5	—	(141)	(295)	—	—	21
Net operating income	601	154	(61)	(22)	5	(4)	(141)	(295)	—	—	237
Operating expenses	(66)	—	—	—	—	—	43	—	—	—	(23)
Core earnings	535	154	(61)	(22)	5	(4)	(98)	(295)	—	—	214
Impairment charges	(32)	—	—	—	—	—	—	—	—	—	(32)
Operating profit before tax	503	154	(61)	(22)	5	(4)	(98)	(295)	—	—	182
Tax and minority interests	11	(154)	28	3	(2)	1	(8)	90	—	—	(31)
Net profit after tax	514	—	(33)	(19)	3	(3)	(106)	(205)	—	—	151
Treasury shares	(19)	—	—	19	—	—	—	—	—	—	—
TPS revaluations	(33)	—	33	—	—	—	—	—	—	—	—
Unrealised NZ retail earnings hedges	3	—	—	—	(3)	—	—	—	—	—	—
Ineffective hedges	(3)	—	—	—	—	3	—	—	—	—	—
Gain from BTIM IPO	(106)	—	—	—	—	—	106	—	—	—	—
Gain from Visa IPO	(205)	—	—	—	—	—	—	205	—	—	—
St.George T&I(1)	—	—	—	—	—	—	—	—	—	—	—
One-off expenses(2)	—	—	—	—	—	—	—	—	—	—	—
Cash earnings	151	—	—	—	—	—	—	—	—	—	151

(1) St.George transaction and integration expenses

(2) One-off expenses related to efficiency initiatives and changes to capitalised costs

9. ECONOMIC PROFIT	Appendix 2 – Year End 2008 Template Release

BT
Twelve months to 30 September		Consumer	Business	Westpac	Financial
2008		Financial	Financial	Institutional	Group	New	Pacific
$m	Group	Services	Services	Bank	(Australia)	Zealand	Banking
Net profit attributable to equity holders
Treasury shares
TPS revaluations
Unrealised NZ retail earnings hedges
Ineffective hedges
Gain from BTIM IPO
Gain from Visa IPO
St.George T&I(1)
One-off expenses(2)
Cash earnings
Franking benefit
Adjusted cash earnings
Average ordinary equity
Equity charge
Economic profit

					BT
Twelve months to 30 September		Consumer	Business	Westpac	Financial
2007		Financial	Financial	Institutional	Group	New	Pacific
$m	Group	Services	Services	Bank	(Australia)	Zealand	Banking
Net profit attributable to equity holders	3,451	839	979	588	442	403	80
Treasury shares	29	—	—	—	—	—	—
TPS revaluations	38	—	—	—	—	—	—
Unrealised NZ retail earnings hedges	(11)	—	—	—	—	—	—
Ineffective hedges	—	—	—	—	—	—	—
Gain from BTIM IPO	—	—	—	—	—	—	—
Gain from Visa IPO	—	—	—	—	—	—	—
St.George T&I(1)	—	—	—	—	—	—	—
One-off expenses(2)	—	—	—	—	—	—	—
Cash earnings	3,507	839	979	588	442	403	80
Franking benefit	730	248	295	140	124	—	—
Adjusted cash earnings	4,237	1,087	1,274	728	566	403	80
Average ordinary equity	14,708	2,611	3,603	3,829	1,962	1,933	106
Equity charge	(1,544)	(274)	(378)	(402)	(206)	(203)	(11)
Economic profit	2,693	813	896	326	360	200	69

(1) St.George transaction and integration expenses

(2) One-off expenses related to efficiency initiatives and changes to capitalised costs

9. ECONOMIC PROFIT	Appendix 2 – Year End 2008 Template Release

BT
		Consumer	Business	Westpac	Financial
Six months to 30 September 2008		Financial	Financial	Institutional	Group	New	Pacific
$m	Group	Services	Services	Bank	(Australia)	Zealand	Banking
Net profit attributable to equity holders
Treasury shares
TPS revaluations
Unrealised NZ retail earnings hedges
Ineffective hedges
Gain from BTIM IPO
Gain from Visa IPO
St.George T&I(1)
One-off expenses(2)
Cash earnings
Franking benefit
Adjusted cash earnings
Average ordinary equity
Equity charge
Economic profit

					BT
		Consumer	Business	Westpac	Financial
Six months to 31 March 2008		Financial	Financial	Institutional	Group	New	Pacific
$m	Group	Services	Services	Bank	(Australia)	Zealand	Banking
Net profit attributable to equity holders	2,202	441	538	260	194	210	45
Treasury shares	(19)	—	—	—	—	—	—
TPS revaluations	(33)	—	—	—	—	—	—
Unrealised NZ retail earnings hedges	3	—	—	—	—	—	—
Ineffective hedges	(3)	—	—	—	—	—	—
Gain from BTIM IPO	(106)	—	—	—	—	—	—
Gain from Visa IPO	(205)	—	—	—	—	—	—
St.George T&I(1)	—	—	—	—	—	—	—
One-off expenses(2)	—	—	—	—	—	—	—
Cash earnings	1,839	441	538	260	194	210	45
Franking benefit	395	134	158	50	48	—	—
Adjusted cash earnings	2,234	575	696	310	242	210	45
Average ordinary equity	16,196	2,508	4,206	4,129	1,956	2,111	166
Equity charge	(850)	(132)	(221)	(217)	(103)	(111)	(9)
Economic profit	1,384	443	475	93	139	99	36

(1) St.George transaction and integration expenses

(2) One-off expenses related to efficiency initiatives and changes to capitalised costs